UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Nxt-ID, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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285 North Drive

Suite D

Melbourne, FL 32904

(203) 266-2103

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Stockholders to Be Held on August [*], 2016

The Notice of Annual Meeting, Proxy Statement

and Annual Report on Form 10-K are available at: www.vstocktransfer.com/proxy

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST [*], 2016

To the Stockholders of Nxt-ID, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Nxt-ID, Inc., a Delaware corporation, will be held on August [*], 2016 at 9:00 a.m. (Eastern Time) at 285 North Drive, Suite D, Melbourne, Florida 32904, for the following purpose:

1. To elect five (5) members of the Company’s Board of Directors, each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);

2. To consider and vote on a proposal to ratify the Board’s selection of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016 (“Proposal No. 2”);

3. To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of all of the outstanding shares of our Common Stock, par value $0.0001 per share, at a specific ratio within a range from 1-for-5 to 1-for-15, and to grant authorization to our board of directors to determine, in its sole discretion, the specific ratio and timing of the reverse stock split any time before September 30, 2016 (“Proposal No. 3”);

4. To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d) (“Proposal No. 4”);

5. To approve the issuance of an aggregate of up to 3,125,000 shares of the Company’s Series A Convertible Preferred Stock in accordance with Nasdaq Marketplace Rule 5635(d) (“Proposal No. 5”);

6. To approve the issuance of an aggregate of 4,500,000 shares of the Company’s Series B Convertible Preferred Stock, and warrants to purchase 5,625,000 shares of the Company’s common stock, in accordance with Nasdaq Marketplace Rule 5635(d) (“Proposal No. 6”); and

7. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, $0.0001 par value per share (the “Common Stock”), at the close of business on July [*], 2016, will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Nxt-ID, Inc. Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Melbourne, Florida	By Order of the Board of Directors,

July [*], 2016	/s/ Gino M. Pereira
Gino M. Pereira
Chairman and Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS	1
Information Concerning the Proxy Materials and the Annual Meeting	1
Voting Procedures and Vote Required Delivery of Documents to Security Holders Sharing an Address	2
Delivery of Documents to Security Holders Sharing an Address	3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4

ELECTION OF DIRECTORS (Proposal No. 1)	5

CORPORATE GOVERNANCE	8
Board of Directors	8
Director Independence	8
Board Meetings and Attendance	8
Annual Meeting Attendance	8
Stockholder Communications with the Board	8
Board Committees	8
Family Relationships	9
Involvement in Certain Legal Proceedings	10
Leadership Structure of the Board	10
Risk Oversight

DIRECTOR COMPENSATION	11

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	12

EXECUTIVE OFFICER COMPENSATION	13
Compensation Discussion and Analysis	13
Summary Compensation Table for Fiscal Years 2015 and 2014	14
Employment Agreements	14
Other Compensation	14
Outstanding Equity Awards at 2015 Fiscal Year End	15

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17

COMPENSATION COMMITTEE REPORT	18

AUDIT COMMITTEE REPORT	19

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal No. 2)	20

PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION, TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK AT THEIR DISCRETION (Proposal No. 3)	21
Summary	21
Risks of the Proposed Reverse Stock Split	23
Principal Effects of the Reverse Stock Split	24
Board Discretion to Implement or Abandon Reverse Stock Split	25
Fractional Shares	25
No Dissenter’s Rights	26
Certain United State Federal Tax Income Consequences	26
Accounting Consequences	26
Exchange of Stock Certificates	26
Book-Entry	27
Vote Required and Recommendation	28

Approval of the Issuance of Securities in One or More Non-Public Offerings Where the Maximum Discount at Which Securities Offered Will be Equivalent to a Discount of 25% Below Market Price of Our Common Stock in Accordance with Nasdaq Marketplace Rule 5635(d) (Proposal No. 4)	29
Summary	29
Background	29
NASDAQ Listing Requirements and the Necessity of Stockholder Approval	30
Vote Required and Recommendation	30

APPROVAL OF THE ISSUANCE OF an aggregate of UP TO 3,125,000 shares of the Company’s Series A Convertible Preferred Stock in accordance with Nasdaq Marketplace Rule 5635(d) (Proposal No. 5)	31
Summary	31
Background	31
Series A Convertible Preferred Stock	31
NASDAQ Listing Requirements and the Necessity of Stockholder Approval	33
Voted Required and Recommendation	33

APPROVAL OF THE ISSUANCE OF an aggregate of UP TO 4,500,000 shares of the Company’s Series B Convertible Preferred Stock AND WARRANTS TO PURCHASE 5,625,000 SHARES OF THE COMPANY’S COMMON STOCK in accordance with Nasdaq Marketplace Rule 5635(d) (Proposal No. 6)	34
Summary	34
Background	34
Series B Convertible Preferred Stock	35
Warrants	37
NASDAQ Listing Requirements and the Necessity of Stockholder Approval	37
Voted Required and Recommendation	38

FUTURE STOCKHOLDER PROPOSALS	39

EXPENSES AND SOLICITATION	39

OTHER BUSINESS	39

ADDITIONAL INFORMATION	39

APPENDIX A – AUDIT COMMITTEE CHARTER	A-1

APPENDIX B – COMPENSATION COMMITTEE CHARTER	B-1

APPENDIX C – CORPORATE GOVERNANCE AND NOMINATION COMMITTEE CHARTER	C-1

APPENDIX D – FORM OF AMENDMENT OF CERTIFICATE OF INCORPORATION	D-1

APPENDIX E – FINANCIAL STATEMENTS OF LOGICMARK, LLC FOR THE YEARS ENDED DECEMBER 31, 2015, AND DECEMBER 31, 2014	E-1

APPENDIX F – UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS THAT GIVE EFFECT TO THE BUSINESS COMBINATION BETWEEN LOGICMARK LLC AND NXT-ID, INC.	F-1

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this Proxy Statement, Nxt-ID, Inc., a Delaware corporation, is referred to as “Nxt-ID,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our Board of Directors for use at our Annual Meeting of our Stockholders to be held at 9:00 a.m. (Eastern Time) on August [*], 2016, at 285 North Drive, Suite D, Melbourne, Florida 32904, and at any adjournment thereof. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock, $0.0001 par value per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about July [*], 2016.

Only stockholders of record as of the close of business on July [*], 2016 (the “Record Date”) of our Common Stock will be entitled to notice of, and to vote at, the Annual Meeting. As of July [*], 2016, 63,228,460 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy, however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Gino M. Pereira is named as attorney-in-fact in the proxy. Mr. Pereira is our Chairman and Chief Executive Officer. Mr. Pereira will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The stockholders will consider and vote upon (i) a proposal to elect five (5) members of our Board of Directors, each to serve until the 2017 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to ratify the Board’s selection of Marcum LLP as our independent auditors for the fiscal year ending December 31, 2016 (“Proposal No. 2”); (iii) a proposal to give the Company’s Board the authority to effect a reverse stock split of all of the outstanding shares of our Common Stock, par value $0.0001 per share, from 1-for-5 to 1-for-15, with the exact exchange ratio to be determined by the Board in its sole discretion, by filing an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) at any time before September 30, 2016 (“Proposal No. 3”); (iv) a proposal to approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d) (“Proposal No. 4”); (v) a proposal to approve the issuance of an aggregate of up to 3,125,000 shares of the Company’s Series A Convertible Preferred Stock in accordance with Nasdaq Marketplace Rule 5635(d) (“Proposal No. 5”), and (vi) a proposal to approve the issuance of an aggregate of 4,500,000 shares of the Company’s Series B Convertible Preferred Stock and warrants to purchase 5,625,000 shares of Common Stock, in accordance with Nasdaq Marketplace Rule 5635(d) (“Proposal No. 6”) . Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

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Voting Procedures and Vote Required

Mr. Pereira will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below), are counted as present for purposes of determining the presence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1).  Our Certificate of Incorporation does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Auditors (Proposal No. 2).  Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Marcum LLP as our independent auditors for the fiscal year ending December 31, 2016.

Vote Required for the Reverse Stock Split (Proposal No. 3).  Delaware law and our Bylaws provide that the affirmative vote of the holders of a majority of our Common Stock is required to approve the amendment to our Certificate of Incorporation to give effect to the reverse stock split. Abstentions with respect to Proposal 3 will be treated as shares that are present or represented at the Annual Meeting, but will not be counted in favor of Proposal 3. Accordingly, an abstention with respect to Proposal 3 will have the same effect as a vote “AGAINST” Proposal 3.

Vote Required for the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d) (Proposal No. 4).  Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d).

Vote Required for the issuance of an aggregate of up to 3,125,000 shares of the Company’s Series A Convertible Preferred Stock, in accordance with Nasdaq Marketplace Rule 5635(d) (Proposal No. 5).  Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of an aggregate of up to 3,125,000 shares of the Company’s Series A Convertible Preferred Stock in accordance with Nasdaq Marketplace Rule 5635(d).

Vote Required for the issuance of an aggregate of 4,500,000 shares of the Company’s Series B Convertible Preferred Stock, and warrants to purchase 5,625,000 shares of the Company’s common stock, in accordance with Nasdaq Marketplace Rule 5635(d) (Proposal No. 6).  Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to approve the issuance of an aggregate of 4,500,000 shares of the Company’s Series B Convertible Preferred Stock, and warrants to purchase 5,625,000 shares of the Company’s common stock, in accordance with Nasdaq Marketplace Rule 5635(d).

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If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal and shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposals 1, 3, 4, 5, and 6 are considered “non-routine” and the vote on Proposal 2 is considered “routine”.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are counted as “Against” in the calculation of the vote.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chairman and Chief Executive Officer.

Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

Delivery of Documents to Security Holders Sharing an Address

We will send only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Annual Meeting materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Annual Meeting materials, to the Company at Corporate Secretary, 285 North Drive, Suite D, Melbourne, FL 32934, telephone: (203) 266-2103.

If multiple stockholders sharing an address have received one copy of the Annual Meeting materials or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Annual Meeting materials or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of July [*], 2016, by (a) each stockholder who is known to us to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) our executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within sixty (60) days of July [*], 2016. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within sixty (60) days of July [*], 2016, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is c/o Nxt-ID, Inc., 285 North Drive, Suite D, Melbourne, FL 32934.

Name and address of beneficial owner	Amount and Nature of Beneficial Ownership	Percent of class of Common Stock (1)
5% Shareholders:
WorldVentures Holdings, LLC	10,050,000	16.72%

Directors and Officers:

Gino M. Pereira Chief Executive Officer and Director	9,168,738	15.25%

Vincent S. Miceli Vice-President and Chief Financial Officer	178,251	*

David Tunnell Chief Technology Officer	7,694,208	12.80%

Major General David R. Gust, USA, Ret. Director	174,629	*

Michael J. D’Almada-Remedios, PhD Director	228,296	*

Daniel P. Sharkey Director	124,504	*

Stanley E. Washington Director	80,000	*

Directors and Officers as a group (7 persons)	17,648,626	29.36%

*	Less than 1%

(1)	Based on 63,228,460 shares of common stock issued and outstanding as of July [*], 2016. Shares of common stock subject to options or warrants currently exercisable or exercisable within sixty (60) days are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

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ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board of Directors, each to serve until the 2017 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Gino M. Pereira	58	Inception
Major General David R. Gust, USA, Ret.	71	Inception
Michael J. D’Almada-Remedios, PhD	53	September 26, 2013
Daniel P. Sharkey	59	June 23, 2014
Stanley E. Washington	51	October 8, 2015

Gino M. Pereira, Chairman, Chief Executive Officer, and Director

Gino M. Pereira, one of our co-founders, has served as the Chief Executive Officer, Chief Financial Officer and director, from the date of inception of the Company. Mr. Pereira has over 30 years of executive, operational and financial experience with technology companies in the United States, Europe and the Far East. He has also helped to develop several technology start-ups as well as served in an executive capacity in a large multinational public company. Mr. Pereira was Chief Financial Officer and later Chief Executive Officer of Technest Holdings Inc., a publicly quoted defense contracting company, from 2004 to 2011. Technest Holdings operated subsidiaries EOIR Technologies, Inc. and Genex Technologies, Inc. Mr. Pereira is a Fellow of the Chartered Association of Certified Accountants (U.K.) and has an MBA, with a specialty in finance, from the Manchester Business School in England.

Mr. Pereira brings to the Board significant expertise in the biometric and software recognition industries, as well as experience in international business technology and extensive management and operating experience. Having founded and/or operated companies in similar or related industries during the past 15 years, provides the board with unparalleled knowledge of the Company and its operations and an understanding of the markets the Company plans to operate in.

Major General David R. Gust, USA, Ret., Director

Major General David R. Gust, USA, Ret. has served as a director of the Company from the date of inception of the Company. General Gust presently does consulting work for his own company, David R. Gust & Associates, LLC. Between April 2007 and May 2009, General Gust was the President of USfalcon, a privately-held company working with the U.S. Defense sector, primarily in information technology. Previously, General Gust had served as the Manager for Federal Telecommunications for Bechtel National, Inc. from November 2004 to March 2007. Prior to that, he was the President and Chief Executive Officer of Technical and Management Services Corporation from 2000 to 2004. General Gust retired from the United States Army in 2000 after completing a career of 34 years of service.

His General Officer assignments included the Program Executive Officer, Communications Systems (PEO-Comm Systems), Program Executive Officer, Intelligence, Electronic Warfare and Sensors (PEO-IEW&S) and at Army Materiel Command, as Deputy Chief of Staff for Research, Development and Acquisition (DCSRDA).

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His final assignment at the Army Materiel Command included serving as the Chairman of the Source Selection Advisory Council for the Tactical Unmanned Aerial Vehicle procurement and supervising preparation of the acquisition procurement package for the Stryker combat vehicle. General Gust received his B.S. in Electrical Engineering from the University of Denver and Master’s Degrees in Systems Management and National Security and Strategy from the University of Southern California and the United States Naval War College, respectively.

General Gust brings to the Board valuable business expertise, particularly expertise in defense and Homeland security market segments due to his significant experience as a director of a publicly held companies and his substantial experience gained as a member of the U.S. Armed Services.

Michael J. D’Almada-Remedios, PhD, Director

Michael J. D’Almada-Remedios, PhD had served as a director of the Company since September 26, 2013. Dr. Remedios’ background includes a successful track record for product innovation and development, outsourcing, global platform integration, massive-scale/hyper-growth operations, and building/developing teams from 50 to over 500 people. His key accomplishments at each company consistently show impressive gains in sales, profitability and global expansion into new markets.

Dr. Remedios is the Chief Technology Officer of WorldVentures Holdings LLC, an international travel company. In 2014, Dr. Remedios was the Chief Technology Officer of Swarm-Mobile., a software company. Between January 2011 and September 2013 Dr. Remedios was the Chief Information Officer for Arbonne International, a billion dollar global cosmetics company. From February 2009 to December 2010, he was a Vice-President at Expedia, Inc. and was responsible for all technologies, product development and technical operations for hotels.com. Prior to February 2009 Dr. Remedios was the Chief Technology Officer for Realtor.com and Shopping.com, a subsidiary of eBay, Inc.  At eBay he was a member of the eBay Inc. Technology Board for eBay, PayPal and Skype.

Earlier in his career, he was Global Chief Information Officer for the Travelocity group of companies and President and Chief Operating Officer of Bluelight.com, a subsidiary of Kmart. Dr. Remedios began his career as Vice President and Manager, Systems Integration & Development at Wells Fargo Bank, Consumer Banking Group.

He has a PhD in Computer Control and Fluid Dynamics from the University of Nottingham in England and a B.Sc. in Physics and Computer Science from Kings College, University of London in England.

Dr. Remedios brings to the Board valuable business experience, particularly expertise in eCommerce and hyper growth companies.

Daniel P. Sharkey, Director

Daniel P. Sharkey has served as a director of the Company since June 23, 2014. Mr. Sharkey’s background includes 36 years of broad experience with finance and business development for technology companies. His key accomplishments in his prior engagements focused on expanding technology companies into new marketplaces and plotting and implementing successful, long-term growth strategies. Between 2007 and 2014, Mr. Sharkey was Executive Vice President of Business Development for ATMI, a publicly traded semi-conductor company. Mr. Sharkey originally joined ATMI as Chief Financial Officer in 1990. ATMI was sold to Entegris in 2014 for $1.15 billion.

From 1987 to 1990, before joining ATMI, Mr. Sharkey was Vice President of Finance for Adage, a publicly traded computer graphics manufacturer. From 1983 to 1987, Mr. Sharkey served as Corporate Controller for CGX Corporation, a venture capital backed, privately held, computer graphics manufacturer that merged with Adage in 1987. Mr. Sharkey was a Certified Public Accountant for KPMG from 1978 to 1983.

Mr. Sharkey earned a Bachelor of Arts degree in Economics and Accounting from the College of the Holy Cross in Worcester, Massachusetts.

Stanley E. Washington, Director

Stanley E. Washington has been a business leader in the financial services industry for over 25 years. Currently, as Founder and Chief Executive Officer of Pantheon Business Consulting (“PBC”), he manages a strategic business development firm which focuses on partnering fast growing small and mid-sized companies in emerging categories with large strategic partners and providing senior leadership teams with innovative thought leadership concepts aimed at increased revenue generation, consumer program activation and diverse strategic supplier partnership development for the building of long-term shareholder growth and profitability.

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Prior to PBC, Mr. Washington spent 17 years as an executive at American Express and was Regional Vice President and General Manager of the Western United States operating as the region’s senior business leader where he managed American Express’ U.S. Commercial Card Division overseeing the Account Development Organization, including sales and operational support across multiple industries, to more than 260 U.S. based companies, representing over $300 billion in annual corporate revenue. Mr. Washington held numerous positions within the company, including Regional Vice President and General Manager of the American Express Establishment Services Division where he was responsible for over $50 billion in annual charge volume, managing all merchant account relationships, card member marketing, sponsorships and advertising to more than one million American Express merchant business locations throughout the Western States and Micronesia. During his tenure he was also responsible for American Express’ penetration into several key industries, including entertainment, gaming, restaurant, wine, ski and luxury hotels.

Mr. Washington’s extensive experience in advising companies and years of executive management give him the qualifications and skills to serve as a director of our Company.

Required Vote

Our Certificate of Incorporation does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five (5) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE FIVE (5) DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

Our board of directors currently consists of five (5) members: Gino M. Pereira; Major General David R. Gust USA, Ret.; Michael J. D’Almada-Remedios, PhD; Daniel P. Sharkey; and Stanley W. Washington. All of our directors will serve until our next annual meeting and until their successors are duly elected and qualified.

As we are listed on NASDAQ, our determination of independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the NASDAQ Stock Market. Our board affirmatively determined that Major General David R. Gust USA, Ret., Michael J. D’Almada-Remedios, PhD, and Daniel P. Sharkey, are “independent” directors, as that term is defined in the NASDAQ Stock Market Rules.

Board Meetings and Attendance

During fiscal 2015, the Board held three (3) physical and telephonic meetings. Except for Stanley E. Washington, no incumbent director attended, either in person or via telephone, fewer than seventy-five percent (75%) of the aggregate of all meetings of the Board, for which at the time of the meeting they were a member of the Board. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

All of the Company’s four (4) then-sitting directors attended our 2015 Annual Meeting of Stockholders, which was held in Oxford, Connecticut on September 23, 2015.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Gino Pereira, Chief Executive Officer, Nxt-ID, Inc., 285 North Drive, Suite D, Melbourne, FL 32934. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors currently has the following committees:

Audit – Daniel Sharkey*(1), David R. Gust, Michael J. D’Almada-Remedios, PhD

Compensation – David R. Gust*, Daniel Sharkey, Michael J. D’Almada-Remedios, PhD

Nominating and Governance – David R. Gust*, Daniel Sharkey, Michael J. D’Almada-Remedios, PhD

*     Indicates Committee Chair

(1)  Indicates Committee Financial Expert

8

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:

●	evaluates the independent registered public accounting firm’s qualifications, independence and performance;
●	determines the engagement of the independent registered public accounting firm;
●	reviews and approves the scope of the annual audit and the audit fee;
●	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
●	approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
●	reviews our critical accounting policies and estimates; and
●	annually reviews the audit committee charter and the committee’s performance.

The audit committee operates under a written charter adopted by the Board of Directors that satisfies the applicable standards of NASDAQ.

In 2015, the Audit Committee held four (4) physical and telephonic meetings, at which all of the members of the then current Audit Committee were present.

The Audit Committee’s charter is attached as Appendix A to this Proxy Statement.

Compensation Committee

Our compensation committee reviews and recommends policies relating to the compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and makes recommendations to the board of directors regarding compensation of these officers based on such evaluations. The compensation committee administers the issuance of stock options and other awards under our stock plans. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee. The compensation committee operates under a written charter adopted by the board of directors that satisfies the applicable standards of NASDAQ.

In 2015, the Compensation Committee held one (1) telephonic meeting, at which all of the members of the then current Compensation Committee were present.

The Compensation Committee’s charter is attached as Appendix B to this Proxy Statement.

Corporate Governance and Nomination Committee

Our corporate governance and nomination committee is responsible for, among other objectives, making recommendations to the Board regarding candidates for directorships; overseeing the evaluation of the board of directors; reviewing developments in corporate governance practices; developing a set of corporate governance guidelines, and; reviewing and recommending changes to the charters of other board committees. In addition, the corporate governance and nomination committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the board concerning corporate governance matters.

In 2015, the Corporate Governance and Nomination Committee held one (1) telephonic meeting, at which all of the members of the then current Corporate Governance and Nomination Committee were present.

The Corporate Governance and Nomination Committee’s charter is attached as Appendix C to this Proxy Statement.

Family Relationships

There are no relationships between any of the officers or directors of the Company.

9

Involvement in Certain Legal Proceedings

Except as described below, to the best of our knowledge, none of our directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
●	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

On September 29, 2014, Vincent S. Miceli joined the Company as Vice-President and Chief Financial Officer. Prior to joining the Company, Mr. Miceli was the Vice-President and Chief Financial Officer/Treasurer of Panolam Industries International, Inc., a privately held company engaged primarily in the design, manufacture and distribution of decorative and industrial laminates. Mr. Miceli was employed by Panolam from May 2006 to mid-December 2013. On November 4, 2009, Panolam filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware seeking relief under the provisions of chapter 11 of title 11 of the United States Code in order to facilitate a change in the company’s ownership and to restructure its debt that originated from a leveraged buyout that was already in place before Mr. Miceli joined the company. Mr. Miceli played an integral role in the prepackaged restructuring process which was completed within 30 days with no adverse effect on the company’s customers, vendors or employees.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Leadership Structure of the Board

The Board of Directors does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Our current Chairman of the Board, Gino M. Pereira, also serves as the Company’s Chief Executive Officer.

Risk Oversight

The Board and our management oversee risk management directly. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

10

DIRECTOR COMPENSATION

The Company compensates our non-officer directors on a negotiated basis including expenses for their service. The following table reflects all compensation awarded to, earned by or paid to the Company’s directors for the fiscal year ended December 31, 2015.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Major General David R. Gust, USA, Ret.	-	60,000	-	-	-	490	60,490
Michael J. D’Almada-Remedios, PhD	-	60,000	-	-	-	975	60,975
Daniel P. Sharkey	-	60,000	-	-	-	-	60,000

(1)	Major General David R. Gust, received 89,871 shares of common stock at an average price of approximately $0.67 per share.
(2)	Michael J. D’Almada-Remedios received 89,871 shares of common stock at an average price of approximately $0.67 per share.
(3)	Daniel P. Sharkey received 89,871 shares of common stock at an average price of approximately $0.67 per share.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our executive officers are:

Name	Age	Position
Gino M. Pereira	58	Chief Executive Officer
Vincent S. Miceli	58	Vice President and Chief Financial Officer
David Tunnell	51	Chief Technology Officer

Biographical information about Gino M. Pereira appears on page 5 above.

Vincent S. Miceli, Vice President and Chief Financial Officer

Vincent S. Miceli, has served as a Vice-President and Chief Financial Officer of the Company since September 29, 2014. Mr. Miceli has over 30 years of experience in executive, financial and operational management for companies based primarily in the United States. Prior to joining the Company, Mr. Miceli was Vice-President and Chief Financial Officer/Treasurer of Panolam Industries International, Inc., a privately held company which primarily designs, manufactures, and distributes decorative and industrial laminates from May 2006 to mid-December 2013. Prior to that, Mr. Miceli was the Chief Financial Officer and Corporate Controller of Opticare Health Systems, Inc., a company that provides integrated eye care services from 2004 to 2006. Prior to 2004, Mr. Miceli held senior accounting positions at Amphenol Corporation and United Technologies, Inc. Mr. Miceli holds a BS degree in accounting from Quinnipiac College, an MBA, with a concentration in Finance, from the University of Hartford and he is an affiliate member of both the AICPA and Connecticut Society of Certified Public Accountants.

David Tunnell, Chief Technology Officer

David Tunnell, one of our co-founders, has served as the Chief Technology Officer, from the date of inception of the Company. Mr. Tunnell is an expert in biometrics and is the inventor of a variety of miniature technologies for remote distributed sensors. Mr. Tunnell has over 23 years of experience in developing high-technology solutions for the US Government. He was the divisional director of 3D identification products at Technest Holdings Inc., from 2003 to 2011. Prior to that he was at the National Security Agency (NSA) serving in operations, support, and development and later at L3 Communications where he served as Director of Engineering, overseeing the development of SIGINT solutions and served as the primary interface with customers, bridging the gap between customer requirements and system design and engineering. He also managed technical personnel, budgets, schedules, and technical direction. Mr. Tunnell earned a Masters in Technical Management (MSTM) from Johns Hopkins University and a BSEE from the University of Tennessee.

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EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

Compensation Principles

We believe the top growing companies design their compensation program to attract, motivate, and retain highly talented individuals to drive business success. We further believe that the ideal programs tend to be principle-based rather than rules-based with such best practices compensation programs providing for the opportunity for executives and other key employees to achieve significant compensation upon the realization of objectives that clearly benefit a company and its stockholders. The Company believes that best-practices plan will reflect the following principles:

(1) Compensation should be related to performance

A proper compensation program should reinforce our Company’s business and financial objectives. Employee compensation will vary based on Company versus individual performance. When the Company performs well against the objectives that the Board will set, employees will receive greater incentive compensation. To the extent the business does not achieve or meet these objectives, incentive awards will be reduced or eliminated. An employee’s individual compensation will also vary based on his or her performance, contribution, and overall value to the business. Employees with sustained high performance should be rewarded more than those in similar positions with lesser performance.

(2) Our employees should think like stockholders

The second critical principle of our compensation programs should be to foster an environment where our employees should act in the interests of the Company’s stockholders. We believe that the best way to encourage them to do that is through an equity interest in their company. Equity interest in a company can be achieved in several respects: the establishment of equity incentive plans that provide for the granting of equity-based awards, such as stock options, and/or restricted stock or performance share units to employees. This requires the establishment of an omnibus long-term stock-based incentive plan, which LTIP was approved and adopted by our Board and stockholders. While this plan also provides for traditional stock options, we believe that options should not form the dominant focus of a proper incentive plan and that performance share units or performance vesting restricted stock grants represent a preferred form of equity incentive. The philosophy behind such a structure is that as employees earn more stock (as opposed to options) they will think more like stockholders. Put another way, when all employees become owners, the thing and behave like owners.

(3) Incentive compensation should be a greater part of total compensation for more senior positions

The proportion of an individual’s total compensation that varies with individual and Company performance objectives should increase as the individual’s business responsibilities increase. Thus, cash bonuses and LTIP-based compensation should form the overwhelmingly dominant portion of overall compensation for the Company’s senior employees and the milestones for payouts on those plans for our senior employees are based entirely on corporate results.

Pursuant to Section 102 of the JOBS Act, we have provided reduced executive compensation disclosure.

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Summary Compensation Table for Fiscal Years 2015 and 2014

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended December 31, 2015 and 2014 in all capacities for the accounts of our executives, including the Chief Executive Officer and Chief Financial Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)
Gino M. Pereira,	2015	330,000	-	124,000	-	-	-	18,252	472,252
Chief Executive Officer	2014	300,000	150,000	-	-	-	-	17,617	467,617
Vincent S. Miceli (1),	2015	200,000	-	62,000	-	-	-	14,400	276,400
Chief Financial Officer	2014	46,385	-	179,250	-	-	-	3,600	229,235
David Tunnell, Chief Technology	2015	260,000	-	62,000	-	-	-	14,400	336,400
Officer	2014	240,000	120,000	-	-	-	-	14,400	374,400

(1)	Vincent S. Miceli joined the Company as Vice-President and Chief Financial Officer on September 29, 2014.
(2)	The Company awarded a bonus to Gino M. Pereira and Mr. David Tunnell for certain milestone achievements that were met in fiscal 2014.
(3)	The Company reimbursed Mr. Pereira, Mr. Tunnell, and Vincent S. Miceli for medical expenses.

Employment Agreements

Effective October 1, 2015, we extended the employment agreement with Gino M. Pereira, our Chief Executive Officer. The term of the employment agreement is 3 years beginning on October 1, 2015. Effective January 1, 2016, Mr. Pereira’s base salary decreased to $346,500 from $330,000. The employment agreement also provides for:

●	Payment of all necessary and reasonable out-of-pocket expenses incurred by the executive in the performance of his duties under the agreement.
●	Eligibility to participate in bonus or incentive compensation plans that may be established by the board of directors from time to time applicable to the executive's services.
●	Eligibility to receive equity awards as determined by the board of directors, or a committee of the board of directors, composed in compliance with the corporate governance standards of any applicable listing exchange.

We do not have employment agreements with Vincent S. Miceli, our Chief Financial Officer, or David Tunnell, our Chief Technology Officer.

Other Compensation

Corporate Performance Bonus

None.

Post-Employment Compensation

None.

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Employee Benefits

We provide standard health insurance benefits to our executive officers, on the same terms and conditions as provided to all other eligible employees. We believe these benefits are consistent with the broad-based employee benefits provided at the companies with whom we compete for talent and therefore are important to attracting and retaining qualified employees.

Equity Granting Policies

None.

Outstanding Equity Awards at 2015 Fiscal Year End

The following table provides information relating to the vested and unvested option and stock awards held by the named executives as of December 31, 2015. Each award to each named executive is shown separately, with a footnote describing the award’s vesting schedule. As there are no outstanding awards, this table is blank.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Option (# Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Gino Pereira	-	-	-	-	-	-	$-	$-
David Tunnell	-	-	-	-	-	-	$-	$-
Vincent S. Miceli	-	-	-	-	-	-	$-	$-

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, during the past three years, there have been no transactions, whether directly or indirectly, between our company and any of our officers, directors, beneficial owners of more than 5% of our outstanding common stock or their family members, that exceeded $120,000.

Effective June 25, 2012, the Company acquired certain 100% of the membership interests in 3D-ID, LLC (“3D-ID”), a limited liability company formed in Florida in February 2011 and owned by the Company’s founders. Since this was a transaction between entities under common control, in accordance with Accounting Standards Codification (“ASC”) 805, “Business Combinations”, Nxt-ID recognized the net assets of 3D-ID at their carrying amounts in the accounts of Nxt-ID on the date that 3D-ID was organized, February 14, 2011. Our corporate headquarters are in Melbourne, FL.

Dr. Michael Remedios is a director of the Company and the Chief Technical Officer of WVH with whom we completed a strategic transaction on December 31, 2015. We do not consider Dr. Remedios to be a related party as he is not an executive officer or a member of WVH and is employed in a technical role. In addition, Dr. Remedios recused himself from any involvement or voting in the transaction between World Ventures and the Company other than provide input at a technical level.

Stanley E. Washington is a director of the Company and the Founder and Chief Executive Officer of Pantheon Business Consulting (“PBC”). PBC was engaged by the Company as a business consultant pursuant to an engagement letter, dated October 5, 2015 (the “Engagement Letter”). In connection with the Engagement Letter, PBC will focus on (i) providing the Company with strategic business partner development services to increase the Company’s penetration with payment service providers and (ii) increasing the Company’s competitive market position by building a robust consumer platform focused on growth of the Company’s MobileBio products. The term of PBC’s engagement with the Company is from October 12, 2015 to November 11, 2016 with two (2) one (1)-year options to renew. Pursuant to the Engagement Letter, the Company will pay PBC a retainer of $10,000 per month for the first two (2) months and $8,000 per month thereafter. PBC is also entitled to receive up to 155,000 shares of common stock of the Company (the “Common Stock”), which the Company shall register on Form S-8 or other applicable registration form (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) within six (6) months from the date of the Engagement Letter, as follows: (w) 80,000 shares of Common Stock on the effective date of the Registration Statement; (x) 25,000 shares of Common Stock upon the per share trading price of the Common Stock equaling or exceeding $1.50 per share for a period of any twenty (20) trading days within any sixty (60)-day trading period on or before the first anniversary of the effective date of the Registration Statement; (y) 25,000 shares of Common Stock upon the per share trading price of the Common Stock equaling or exceeding $2.00 per share for a period of any twenty (20) trading days within any sixty (60)-day trading period on or before the first anniversary of the effective date of the Registration Statement; and (z) 25,000 shares of Common Stock upon the per share trading price of the Common Stock equaling or exceeding $2.50 per share for a period of any twenty (20) trading days within any sixty (60)-day trading period on or before the first anniversary of the effective date of the Registration Statement.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting.

16

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors, executive (and certain other) officers, and any persons holding ten percent or more of our Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the fiscal year ended December 31, 2015, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis, with the exception of our officers, directors and greater than 10 percent beneficial owners listed in the table below:

Name	Number of Late Reports	Description
Vincent S. Miceli	3	3 transactions were not reported on a timely basis (upon the acquisition of shares).
Major General David R. Gust	5	5 transactions were not reported on a timely basis (upon the acquisition of shares).
Michael J. D’Almada-Remedios	6	6 transactions were not reported on a timely basis (upon the acquisition of shares).
Daniel Sharkey	2	2 transactions were not reported on a timely basis (upon the acquisition of shares).
Stanley E. Washington	1	1 transaction was not reported on a timely basis (upon the acquisition of shares).

17

COMPENSATION COMMITTEE REPORT

The following Report of the Compensation Committee (the “Compensation Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Compensation Report by reference therein.

Recommendations of the Compensation Committee.  We have reviewed and discussed the Compensation Discussion & Analysis (“CD&A”) with the Company’s management. Based on this review and these discussions, we recommended to the Board of Directors that the CD&A be included in the Company’s Annual Proxy for the fiscal year ended December 31, 2015.

This Compensation Report has been furnished by the Compensation Committee of the Board of Directors.

David R. Gust

Daniel P. Sharkey

Michael J. D’Almada-Remedios, PhD

18

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with KPMG LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee.  In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the SEC.

This report has been furnished by the Audit Committee of the Board of Directors.

Daniel P. Sharkey

David R. Gust

Michael J. D’Almada-Remedios, PhD

19

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Proposal No. 2)

KPMG LLP (“KPMG”) served as our independent auditors from October 30, 2014 to April 21, 2016. Effective April 21, 2016, Marcum LLP (“Marcum”), was appointed by the Board of Directors as our independent auditors for the fiscal year ending December 31, 2016. The decision to appoint Marcum as the new registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors. Marcum has previously served as the Company’s registered public accounting firm from March 24, 2012 through October 8, 2014, at which time it resigned as it had concluded that it was not independent of the Company with respect to the Company’s quarterly period ended June 30, 2014 as a result of the provision of personal tax services to an executive officer of the Company during such period.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of the auditors. If this ratification is not approved by the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of auditors.

Marcum has no interest, financial or otherwise, in our Company. We do not currently expect a representative of Marcum to physically attend the Annual Meeting, however, it is anticipated that a Marcum representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

KPMG had served as our independent auditor since October 30, 2014. Their engagement was terminated on April 21, 2016. The following table presents aggregate fees for professional services rendered by our former principal independent registered public accounting firm, KPMG, and our current principal independent registered public accounting firm, Marcum, for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2015 and December 31, 2014.

	For the Year Ended December 31,
	2015	2014
Audit fees(1)	$639,400	$261,800
Audit-related fees	-	-
Tax fees	12,630	24,072
All other fees(2)	-	66,800
Total fees	$652,030	$352,672

(1)	Audit fees were for professional services rendered for the audits of the financial statements of the Company, assistance with review of documents filed with the Securities and Exchange Commission, consents, and other assistance required to be performed by our independent registered public account firm.

(2)	Other fees were for professional services rendered and consents issued related to the initial public offering and the secondary offering.

Required Vote

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Marcum as our independent auditors for the fiscal year ending December 31, 2016.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of Marcum LLP as our independent auditors for the fiscal year ending December 31, 2016.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

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PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION, TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK AT THEIR DISCRETION
(Proposal No. 3)

Summary

Our Board of Directors has unanimously approved a proposal to effect a reverse split of all of our outstanding shares of Common Stock by a ratio in the range of 1-for-5 to 1-for-15. The proposal provides that our Board of Directors shall have sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law to elect, as it determines to be in the Company’s best interests, whether or not to effect the reverse stock split before September 30, 2016, or to abandon it. Should the Board of Directors proceed with a reverse stock split, the exact ratio shall be set at a whole number within the above range as determined by our Board of Directors in its sole discretion. Our Board of Directors believes that the availability of alternative reverse stock split ratios will provide it with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining whether to implement the reverse split following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

●	the historical trading price and trading volume of our Common Stock;
●	the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse split on the trading market for our Common Stock;
●	our ability to have our shares of Common Stock remain listed on The NASDAQ Capital Market;
●	the anticipated impact of the reverse split on our ability to raise additional financing; and
●	prevailing general market and economic conditions.

If our Board determines that effecting the reverse stock split is in our best interests, the reverse stock split will become effective upon filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of shares to be combined into one share of our Common Stock within the limits set forth in this proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as such stockholder holds immediately prior to the reverse split.

The text of the form of amendment to the Certificate of Incorporation, which would be filed with the Secretary of State of the State of Delaware to effect the reverse stock split, is set forth in Appendix D to this proxy statement. The text of the form of amendment accompanying this proxy statement is, however, subject to amendment to reflect the exact ratio for the reverse stock split and any changes that may be required by the office of the Secretary of State of the State of Delaware or that the Board of Directors may determine to be necessary or advisable ultimately to comply with applicable law and to effect the reverse stock split.

Our Board of Directors believes that approval of the amendment to the Certificate of Incorporation to effect the reverse stock split is in the best interests of the Company and our stockholders and has unanimously recommended that the proposed amendment be presented to our stockholders for approval.

Effective Date

If the proposed amendment to the Certificate of Incorporation to give effect to the reverse stock split is approved at the Meeting and the Board of Directors determines to effect the reverse stock split, the reverse stock split will become effective as of 4:30 p.m. Eastern Time on the effective date of the certificate of amendment to our Certificate of Incorporation with the office of the Secretary of State of the State of Delaware, which we would expect to be the date of filing. We refer to this time and date as the “Effective Date.” Except as explained below with respect to fractional shares, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board of Directors.

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Purpose of the Reverse Stock Split

The Board of Directors believes that a reverse stock split is desirable for two reasons. First, a reverse stock split is necessary to maintain the listing of our Common Stock on The NASDAQ Capital Market. Second, the Board of Directors believes that a reverse stock split could improve the marketability and liquidity of the Common Stock.

Maintain our listing on The NASDAQ Capital Market.  Our Common Stock is traded on The NASDAQ Capital Market. On November 30, 2015, the Company was notified by NASDAQ that it no longer satisfied the minimum bid price requirement for continued listing, of $1.00 per share, as set forth in NASDAQ Listing Rule 5550(a)(2). The Company was granted a 180-day grace period, or until May 31, 2016, regain compliance with the minimum bid price requirement of $1.00 per share, as set forth in NASDAQ Listing Rule 5550(a)(2).

On June 1, 2016,  the Company received a determination letter (the “Letter”) from the staff of The NASDAQ Stock Market LLC stating that the Company has not regained compliance with The NASDAQ Capital Market minimum bid price of $1.00 requirement for continued listing set forth in NASDAQ Listing Rule 5550(a)(2). The Letter also stated that the Company was not eligible for an additional 180-day extension to regain compliance with the minimum bid price rule because the Company does not meet the minimum stockholders’ equity initial listing requirement for The NASDAQ Capital Market.

Pursuant to the Letter, unless the Company requested a hearing to appeal this determination by June 8, 2016, the Company’s common stock will be delisted from The NASDAQ Capital Market, trading of the Company’s common stock will be suspended at the opening of business on June 10, 2016, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on The NASDAQ Capital Market.

On June 7, 2016, the Company requested a hearing before the NASDAQ Hearings Panel (the “Panel”) to appeal the Letter. The Company will be asked to provide the Panel with a plan to regain compliance with the minimum bid price requirement of Listing Rule 5550(a)(2). The Company’s plan will need to include a discussion of the events that the Company believes will enable it to timely regain compliance with such requirement. The Company plans to submit a plan that it believes will be sufficient to permit the Company to regain compliance with the minimum bid price requirement. The Company’s hearing before the Panel is scheduled for July 21, 2016.

While the appeal process is pending, the suspension of trading of the Company’s common stock is stayed, and the Company’s common stock will continue to trade on The NASDAQ Capital Market until the hearing process concludes and the Panel issues a written decision.

The Board of Directors has considered the potential harm to the Company and its stockholders should NASDAQ delist our Common Stock from The NASDAQ Capital Market. Delisting could adversely affect the liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. The Board of Directors believes that a reverse stock split is a potentially effective means for us to maintain compliance with the rules of NASDAQ and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from The NASDAQ Capital Market by producing the immediate effect of increasing the bid price of our Common Stock.

Improve the marketability and liquidity of the Common Stock.  We also believe that the increased market price of our Common Stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. A reverse stock split could allow a broader range of institutions to invest in our stock (namely, funds that are prohibited from buying stocks whose price is below a certain threshold), potentially increasing the liquidity of our Common Stock. A reverse stock split could help increase analyst and broker interest in our stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted, however, that the liquidity of our Common Stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split.

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For the above reasons, we believe that providing the Board of Directors with the ability to effect the reverse stock split will help us regain and maintain compliance with the NASDAQ listing requirements and could improve the marketability and liquidity of our Common Stock, and is therefore in the best interests of the Company and our stockholders. However, the Board of Directors reserves its right to abandon the reverse stock split if it determines, in its sole discretion, that it would no longer be in our and our stockholders’ best interests.

Risks of the Proposed Reverse Stock Split

We cannot assure you that the proposed reverse stock split will increase our stock price and have the desired effect of maintaining compliance with the rules of NASDAQ.  The Board of Directors expects that a reverse stock split of our Common Stock will increase the market price of our Common Stock so that we are able to regain and maintain compliance with NASDAQ minimum bid price listing standard. However, the effect of a reverse stock split upon the market price of our Common Stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in like circumstances is varied. Under applicable NASDAQ rules, in order to regain compliance with the $1.00 minimum closing bid price requirement and maintain our listing on The NASDAQ Capital Market, the $1.00 closing bid price must be maintained for a minimum of ten (10) consecutive business days. In determining whether to monitor bid price beyond ten business days, NASDAQ will consider the following four factors: (1) margin of compliance (the amount by which the price is above the $1.00 minimum standard); (2) trading volume (a lack of trading volume may indicate a lack of bona fide market interest in the security at the posted bid price); (3) the market maker montage (the number of market makers quoting at or above $1.00 and the size of their quotes); and (4) the trend of the stock price. Accordingly, we cannot assure you that we will be able to maintain our NASDAQ listing after the reverse stock split is effected or that the market price per share after the reverse stock split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time.

It is possible that the per share price of our Common Stock after the reverse stock split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the reverse stock split, and the market price per post-reverse stock split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, and the reverse stock split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if we effect a reverse stock split, the market price of our Common Stock may decrease due to factors unrelated to the stock split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the reverse stock split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split. Even if the market price per post-reverse stock split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including NASDAQ requirements related to the minimum stockholder's equity, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of round lot holders.

The proposed reverse stock split may decrease the liquidity of our stock.  The liquidity of our Common Stock may be harmed by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split, particularly if the stock price does not increase as a result of the reverse stock split. In addition, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances, because the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors does not intend for the reverse stock split to have any anti-takeover effects.

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Principal Effects of the Reverse Stock Split

Common Stock.  If this proposal is approved by the stockholders at the Meeting and the Board of Directors determines to effect the reverse stock split and thus amend the Certificate of Incorporation, the Company will file a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. Except for adjustments that may result from the treatment of fractional shares as described below, each issued share of Common Stock immediately prior to the Effective Date will automatically be changed, as of the Effective Date, into a fraction of a share of Common Stock based on the exchange ratio within the approved range determined by the Board of Directors. In addition, proportional adjustments will be made to the maximum number of shares issuable under, and other terms of, our stock plans, as well as to the number of shares issuable under, and the exercise price of, our outstanding options and warrants.

Except for adjustments that may result from the treatment of fractional shares as described below, because the reverse stock split would apply to all issued shares of our Common Stock, the proposed reverse stock split would not alter the relative rights and preferences of existing stockholders nor affect any stockholder’s proportionate equity interest in the Company. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to the effectiveness of the reverse stock split will generally continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after the reverse stock split. Moreover, the number of stockholders of record will not be affected by the reverse stock split.

Effect on Convertible or Exchangeable Securities. Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of outstanding options, and any convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, and convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares subject to restricted stock awards and restricted stock units will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities and our Plans will be adjusted proportionately based upon the reverse stock split ratio determined by the Board, subject to our treatment of fractional shares.

Listing.  Our shares of Common Stock currently trade on The NASDAQ Capital Market. The reverse stock split will not directly affect the listing of our Common Stock on The NASDAQ Capital Market, although we believe that a reverse stock split could potentially increase our stock price, facilitating compliance with NASDAQ's minimum bid price listing requirement. Following the reverse stock split, our Common Stock may continue to be listed on The NASDAQ Capital Market under the symbol “NXTD” although our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.

“Public Company” Status.  Our Common Stock is currently registered under Section 12(b) and 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the “public company” periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect our status as a public company or this registration under the Exchange Act. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934.

Odd Lot Transactions.  It is likely that some of our stockholders will own “odd-lots” of less than 100 shares following a reverse stock split. A purchase or sale of less than 100 shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers, and generally may be more difficult than a “round lot” sale. Therefore, those stockholders who own less than 100 shares following a reverse stock split may be required to pay somewhat higher transaction costs and may experience some difficulties or delays should they then determine to sell their shares of Common Stock.

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Authorized but Unissued Shares; Potential Anti-Takeover Effects.  Our Certificate of Incorporation presently authorizes 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. The reverse stock split would not change the number of authorized shares of the Common Stock or preferred stock as designated. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance by us in the future would increase.

These additional shares would be available for issuance from time to time for corporate purposes such as issuances of Common Stock in connection with capital-raising transactions and acquisitions of companies or other assets, as well as for issuance upon conversion or exercise of securities such as convertible preferred stock, convertible debt, warrants or options convertible into or exercisable for Common Stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond effectively in a changing corporate environment. For example, we may elect to issue shares of Common Stock to raise equity capital, to make acquisitions through the use of stock, to establish strategic relationships with other companies, to adopt additional employee benefit plans or reserve additional shares for issuance under such plans, where the Board of Directors determines it advisable to do so, without the necessity of soliciting further stockholder approval, subject to applicable stockholder vote requirements under Delaware General Corporation Law and the NASDAQ rules. If we issue additional shares for any of these purposes, the aggregate ownership interest of our current stockholders, and the interest of each such existing stockholder, would be diluted, possibly substantially.

The additional shares of our Common Stock that would become available for issuance upon an effective reverse stock split could also be used by us to oppose a hostile takeover attempt or delay or prevent a change of control or changes in or removal of our management, including any transaction that may be favored by a majority of our stockholders or in which our stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the increased proportion of authorized but unissued shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split is not being proposed in order to respond to a hostile takeover attempt or to an attempt to obtain control of the Company.

Board Discretion to Implement or Abandon Reverse Stock Split

The reverse stock split will be effected, if at all, only upon a determination by our Board of Directors that the reverse stock split (with an exchange ratio determined by our Board as described above) is in the Company’s best interest. Such determination shall be based upon certain factors, including, but not limited to, the historical trading price and trading volume of our Common Stock, the then prevailing trading price and trading volume of our Common Stock and the anticipated impact of the reverse split on the trading market for our Common Stock, our ability to have our shares of Common Stock remain listed on The NASDAQ Capital Market, the anticipated impact of the reverse split on our ability to raise additional financing; and prevailing general market and economic conditions. No further action on the part of stockholders would be required to either implement or abandon the reverse stock split. If the stockholders approve the proposal, and the Board of Directors determines to effect the reverse stock split, we would communicate to the public, prior to the Effective Date, additional details regarding the reverse split, including the specific ratio selected by the Board of Directors. If the Board of Directors does not implement the reverse stock split prior to September 30, 2016, the authority granted in this proposal to implement the reverse stock split will terminate. The Board of Directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the Company’s best interests.

Fractional Shares

We will not issue fractional certificates for post-Reverse Stock Split shares in connection with the Reverse Stock Split. To the extent any holders of pre-Reverse Stock Split shares are entitled to fractional shares as a result of the Reverse Stock Split, the Company will issue an additional share to all holders of fractional shares.

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No Dissenters’ Rights

Under Delaware law, our stockholders would not be entitled to dissenters’ rights or rights of appraisal in connection with the implementation of the reverse stock split, and we will not independently provide our stockholders with any such rights.

Certain United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of the reverse stock split. It does not address any state, local or foreign income or other tax consequences, which, depending upon the jurisdiction and the status of the stockholder/taxpayer, may vary from the United States federal income tax consequences. It applies to you only if you held pre-reverse stock split Common Stock as capital assets for United States federal income tax purposes. This discussion does not apply to you if you are a member of a class of holders subject to special rules, such as (a) a dealer in securities or currencies, (b) a trader in securities that elects to use a mark-to-market method of accounting for your securities holdings, (c) a bank, (d) a life insurance company, (e) a tax-exempt organization, (f) a person that owns shares of Common Stock that are a hedge, or that are hedged, against interest rate risks, (g) a person who owns shares of Common Stock as part of a straddle or conversion transaction for tax purposes or (h) a person whose functional currency for tax purposes is not the U.S. dollar. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), its legislative history, existing, temporary and proposed regulations under the Internal Revenue Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the United States federal income tax consequences of a reverse stock split.

PLEASE CONSULT YOUR OWN TAX ADVISOR CONCERNING THE CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

Tax Consequences to United States Holders of Common Stock.  A United States holder, as used herein, is a stockholder who or that is, for United States federal income tax purposes: (a) a citizen or individual resident of the United States, (b) a domestic corporation, (c) an estate whose income is subject to United States federal income tax regardless of its source, or (d) a trust, if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust. This discussion applies only to United States holders.

Except for adjustments that may result from the treatment of fractional shares as described above, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split, and the aggregate adjusted basis of the post-reverse stock split shares of Common Stock received will be the same as the aggregate adjusted basis of the Common Stock exchanged for such new shares. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered.

Accounting Consequences

Following the Effective Date of the reverse stock split, if any, the net income or loss and net book value per share of Common Stock will be increased because there will be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.

Exchange of Stock Certificates

As of the Effective Date, each certificate representing shares of our Common Stock outstanding before the reverse stock split will be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the reverse stock split. All shares underlying options, warrants and other securities exchangeable or exercisable for or convertible into Common Stock also automatically will be adjusted on the Effective Date.

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Our transfer agent, VStock Transfer, LLC, will act as the exchange agent for purposes of exchanging stock certificates subsequent to the reverse stock split. Shortly after the Effective Date, stockholders of record will receive written instructions requesting them to complete and return a letter of transmittal and surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Certificates representing shares of Common Stock issued in connection with the reverse stock split will continue to bear the same restrictive legends, if any, that were borne by the surrendered certificates representing the shares of Common Stock outstanding prior to the reverse stock split. No new certificates will be issued until such stockholder has surrendered any outstanding certificates, together with the properly completed and executed letter of transmittal, to the exchange agent. Until surrendered, each certificate representing shares of Common Stock outstanding before the reverse stock split would continue to be valid and would represent the adjusted number of shares, based on the ratio of the reverse stock split.

Any stockholder whose stock certificates are lost, destroyed or stolen will be entitled to a new certificate or certificates representing post-reverse stock split shares upon compliance with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates. Instructions as to lost, destroyed or stolen certificates will be included in the letter of instructions from the exchange agent.

Upon the reverse stock split, we intend to treat stockholders holding our Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers and other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our Common Stock in “street name.” However, such banks, brokers and other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares in “street name” with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

YOU SHOULD NOT DESTROY YOUR STOCK CERTIFICATES AND YOU SHOULD NOT SEND THEM NOW. YOU SHOULD SEND YOUR STOCK CERTIFICATES ONLY AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM THE EXCHANGE AGENT AND IN ACCORDANCE WITH THOSE INSTRUCTIONS.

If any certificates for shares of Common Stock are to be issued in a name other than that in which the certificates for shares of Common Stock surrendered are registered, the stockholder requesting the reissuance will be required to pay to us any transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable and, in addition, (a) the transfer must comply with all applicable federal and state securities laws, and (b) the surrendered certificate must be properly endorsed and otherwise be in proper form for transfer.

Book-Entry

The Company's registered stockholders may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Company’s Common Stock. They are, however, provided with a statement reflecting the number of shares of the Company’s Common Stock registered in their accounts.

●	If you hold registered shares of the Company’s Common Stock in book-entry form, you do not need to take any action to receive your post-reverse stock split shares of the Company’s Common Stock in registered book-entry form.
●	If you are entitled to post-reverse stock split shares of the Company’s common stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the Effective Date of the reverse stock split indicating the number of shares of the Company’s common stock you hold.

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Vote Required and Recommendation

The Delaware General Corporation Law and our Certificate of Incorporation require that, in order for us to amend the Certificate of Incorporation to give effect to the reverse stock split, such amendment must be approved by our Board of Directors and approved by the affirmative vote of a majority of the issued and outstanding shares of stock entitled to vote on such an amendment.

Our Board of Directors will adopt resolutions when they feel appropriate, approving the reverse stock split with an exchange ratio, and the amendment to our Certificate of Incorporation and declaring that the amendment to the Certificate of Incorporation to effect the reverse stock split is advisable and in the best interests of the Company and its stockholders.

At the Annual Meeting a vote will be taken on a proposal to amend the Company’s Certificate of Incorporation, to effect a reverse split of our outstanding common stock at the discretion of the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION, TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK AT THE DISCRETION OF THE BOARD OF DIRECTORS.

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APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 25% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(D)

(Proposal No. 4)

Summary

The purpose of Proposal 4 is to obtain the stockholder approval necessary under applicable NASDAQ Stock Market rules to allow for the full issuance and exercise of shares of Common Stock issued by the Company to certain investors.

Background

The Company must raise capital to enhance its overall capitalization. The Company has not determined the particular terms for such prospective offerings. Because the Company seeks additional capital that triggers the requirements of Rule 5635(d), the Company is seeking stockholder approval now, so that it will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

The Company hereby submits this proposal to its stockholders for their approval of the potential issuance of shares of Common Stock, or securities convertible into Common Stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

●	The aggregate number of shares issued in the offerings will not exceed 25,000,000 shares of Common Stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);
●	The total aggregate consideration will not exceed $25 million;
●	The maximum discount at which securities will be offered will be equivalent to a discount of 25% below the market price of our common stock at the time of issuance in recognition of the limited public float of the traded Common Stock and historical volatility making the pricing discount of the Common Stock required by investors at any particular time difficult, at this time, to predict;
●	Such offerings will occur, if at all, on or before January 31, 2017; and
●	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of Common Stock, or other securities convertible into shares of Common Stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in Common Stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, the Company may not issue more than 25,000,000 shares of Common Stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if the Company conducts a non-public stock offering, some of the shares the Company could sell could be purchased by one or more investors who could acquire a large block of Common Stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

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The Company cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $12 million. The Company currently has very limited understandings regarding any specific transaction with investors, so the Company cannot predict whether we will be successful should the Company seek to raise capital through any offerings.

NASDAQ Listing Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on The Nasdaq Capital Market and, as such, the Company is subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires the Company to obtain stockholder approval prior to the issuance of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. Therefore, the Company requires stockholder approval.

Vote Required and Recommendation

The affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required to issue securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d).

At the Annual Meeting a vote will be taken on a proposal to approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ISSUANCE OF securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d) .

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APPROVAL OF ISSUANCE OF an aggregate of UP TO 3,125,000 shares of the Company’s Series A Convertible Preferred Stock in accordance with Nasdaq Marketplace Rule 5635(d)

(Proposal No. 5)

Summary

The purpose of Proposal 5 is to obtain the stockholder approval necessary under applicable NASDAQ Stock Market rules to allow for the full issuance and conversion of shares of Series A Preferred Stock (as defined below) into shares of Common Stock.

Background

On April 1, 2016, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Aegis Capital Corp. (the “Placement Agent”) under which the Placement Agent agreed to serve as the sole placement agent, on a “reasonable best efforts” basis, in connection with the registered direct public offering (the “Offering”) of an aggregate of 2,500,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), for an aggregate purchase price of $2,500,000. Also on April 1, 2016, to effect the Offering, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors named in the signature pages thereto (the “Purchasers”) under which we agreed to issue and sell the Series A Preferred Stock directly to the Purchasers. On April 11, 2016, the Company closed the Offering.

The Placement Agent did not purchase or sell any securities, nor is it required to arrange the purchase or sale of any minimum number or dollar amount of securities.  The Placement Agent agreed to use its reasonable best efforts to arrange for the sale of all of the Series A Preferred Stock being issued and sold in the Offering.  The Placement Agent was paid a cash fee (the “Placement Fee”) in an aggregate amount equal to 7% of the gross cash proceeds received by the Company from the sale of the Series A Preferred Stock in the Offering. In addition to the Placement Fee the Company agreed to reimburse the Placement Agent for certain out-of-pocket expenses incurred in connection with the Offering. The Company has also granted the Placement Agent the right of first refusal to act as sole and exclusive investment banker, sole and exclusive book-runner, sole and exclusive financial advisor, sole and exclusive underwriter and/or sole and exclusive placement agent, at the Placement Agent’s sole and exclusive discretion, for each and every future public and private equity and debt offering, including all equity linked financings, for a period of twelve (12) months after the closing of the Offering.

The Series A Preferred Stock was issued pursuant to a prospectus supplement to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-203637), which was initially filed with SEC on April 24, 2015 and was declared effective on May 14, 2015. The Company filed the prospectus supplement for the Offering on April 4, 2016.

Series A Convertible Preferred Stock

The Company filed the Certificate of Designations (the “Series A Certificate of Designations”) of the Series A Preferred Stock with the Secretary of State of the State of Delaware on April 5, 2016, as amended by Amendment No. 1 to the Series A Certificate of Designations, filed with the Secretary of State of the State of Delaware on June 30, 2016, and Amendment No. 2 to the Series A Certificate of Designations, filed with the Secretary of State of the State of Delaware on July 25, 2016.

Ranking

The Series A Preferred Stock will rank with respect to dividend rights and/or rights upon distributions, liquidation, dissolution or winding up of the Company senior to all of our common stock and other classes of capital stock, other than the Series B Convertible Preferred Stock, which it will rank pari passu with.

Liquidation Preference of Series A Preferred Stock

Upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, before the payment of any amount to the holder of shares of junior stock, the holders of Series A Preferred Stock are entitled to receive in cash an amount equal to the greater of (i) the stated value of the Series A Preferred Stock or (ii) the amount the holder of Series A Preferred Stock would receive if such holder converted the Series A Preferred Stock into common stock immediately prior to the date of the liquidation event, including accrued and unpaid dividends.

Dividends on Series A Preferred Stock

Holders of Series A Preferred Stock shall be entitled to receive from the first date of issuance of the Series A Preferred Stock until the date that is twelve (12) months from the issuance date cumulative dividends at a rate of 25% per annum on a compounded basis, which dividend amount shall be guaranteed.  Accrued and unpaid dividends shall be payable, at the Company’s option, in cash, shares of common stock, or additional shares of Series A Preferred Stock.

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Redemption of Series A Preferred Stock

Upon the occurrence of certain triggering events (including the Series A Preferred Stock or common stock underlying the Series A Preferred Stock is not freely tradeable without restriction; the failure of the common stock to be listed on the NASDAQ Capital Market or other national securities exchange; and bankruptcy, insolvency, reorganization or liquidation proceedings instituted against the Company shall not be dismissed in thirty (30) days or the voluntary commencement of such proceedings by the Company), the holder of Series A Preferred Stock shall have the right to require the Company, by written notice, to redeem all or any of the shares of Series A Preferred Stock in cash at a price equal to the greater of (i) 110% of the conversion amount to be redeemed and (ii) the product of (a) the conversion amount divided by $0.40 multiplied by (b) 110% of the greatest closing sale price of the common stock on any trading day during the period commencing on the date immediately preceding such triggering event and ending on the date the Company makes the entire redemption payment to the holder of Series A Preferred Stock. In the event that the Company elects to pay the redemption price in shares of common stock, the Company shall issue the shares of common stock at a conversion price equal to 75% of the lowest volume weighted average price in the fifteen (15) consecutive trading days ending on the trading day that is immediately prior to the triggering event redemption notice.

Upon the occurrence of a change in control of the Company, a holder of Series A Preferred Stock shall have the right to require the Company to redeem all or any portion of the Series A Preferred Stock in cash at a price equal to 110% of the stated value of the Series A Preferred Stock. In addition, so long as certain equity conditions do not exist (including the Company shall have timely delivered any common stock upon the conversion of the Series A Preferred Stock), then the Company shall have the right to redeem all, but not less than all, of the Series A Preferred Stock outstanding in cash at a price equal to the sum of (i) 110% of the stated value of the Series A Preferred Stock and (ii) all accrued and unpaid dividends thereon.

Furthermore, beginning on August 1, 2016, the Company shall redeem one-fourteenth (1/14th) of the outstanding amount of Series A Preferred Stock and any accrued but unpaid dividends on a bi-weekly basis (the “Series A Series A Installment Redemption Payment”).  The Series A Installment Redemption Payment shall be payable,  at the option of the Company, in cash at a price equal to 110% of the stated value of the Series A Preferred Stock plus all accrued and unpaid dividends, or, subject to certain equity conditions, in common stock at a price equal to the lesser of (a) $0.40 or (b) 80% of the lowest volume weighted average price of the common stock in the ten (10) consecutive trading days ending on the trading day that is immediately prior to the date of the Series A Installment Redemption Payment (the “Series A Installment Conversion Price”), except that accrued and unpaid dividends shall be paid in cash; and provided that, the Series A Installment Conversion Price shall not be below $0.235. During the period commencing on August 1, 2016 and ending on November 1, 2016, the holders shall be limited to trading the greater of: (i) 27.5% of the average daily trading volume of the Common Stock per trading day in the aggregate, pro rata based on the percentage of Series A Preferred Stock initially purchased by each holder; and (ii) $25,000 per trading day in the aggregate, pro rata based on the percentage of Series A Preferred Stock initially purchased by each holder.

Notwithstanding anything to the contrary, until the Company pays off certain senior debt it is not required to pay any amounts under the Series A Certificate of Designations in cash.

Conversion Rights of Series A Preferred Stock

A holder of Series A Preferred Stock shall have the right to convert the Series A Preferred Stock, in whole or in part, upon written notice to the Company at a conversion price equal to $0.40, which shall be subject to adjustment for any share dividend, share split, share combination, reclassification or similar transaction.

Mandatory Conversion Upon Series A Qualified Offering

Effective on the closing of either (i) a firm commitment underwritten public offering, or (ii) a private offering with registration rights granted to investors, of equity or debt securities of the Company for a minimum aggregate purchase price of $6,000,000 (the “Series A Qualified Offering”), each holder of shares of Series A Preferred Stock shall convert a minimum of at least two-thirds (2/3) and up to 100% of its outstanding shares of Series A Preferred Stock into the Series A Qualified Offering at the price of such securities issued in the Series A Qualified Offering.

Fundamental Transactions

The Company shall use its commercially reasonable efforts to not enter into a “fundamental transaction” unless the successor entity assumes in writing the obligations of the Company under the Series Certificate of Designations and the successor entity (including its parent entity) is a publicly traded company whose shares of common stock are quoted or listed on an eligible national securities exchange. Upon a change of control of the Company, a holder of Series A Preferred Stock shall have the right to require the Company to redeem all or any portion of the Series A Preferred Stock at the applicable premium redemption price. A fundamental transaction is a transaction in which (i) the Company, directly or indirectly, in one or more related transactions, (a) consolidates or merges with or into any other entity (except where the Company is the surviving entity), (b) sells, leases, licenses, assigns, transfers, conveys or otherwise disposes of all or substantially all of its properties or assets to any other entity, (c) allows any other entity to make a purchase, tender or exchange offer that is accepted by such holders of more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the entity making or party to, or associated or affiliated with the entity making or party to, such purchase, tender or exchange offer), or (d) consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other entity whereby such other entity acquires more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the other entity making or party to, or associated or affiliated with the other entity making or party to, such stock or share purchase agreement or other business combination), or (e) reorganizes, recapitalizes or reclassifies the common stock (which shall not include a reverse stock split), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of the Company.

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Voting Rights

Except with respect to certain material changes in the terms of the Series A Preferred Stock and certain other matters, and except as may be required by Delaware law, holders of Series A Preferred Stock shall have no voting rights. The approval of a majority of the holders of the Series A Preferred Stock is required to amend the Series A Certificate of Designations.

NASDAQ Listing Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on The Nasdaq Capital Market and, as such, the Company is subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires the Company to obtain stockholder approval prior to the issuance of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. Therefore, the Company requires stockholder approval.

Vote Required and Recommendation

The affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required to issue an aggregate of up to 3,125,000 Series A Preferred Stock in accordance with Nasdaq Marketplace Rule 5635(d).

At the Annual Meeting a vote will be taken on a proposal to approve the issuance of the issuance of an aggregate of up to 3,125,000 shares of the Company’s Series A Convertible Preferred Stock in accordance with Nasdaq Marketplace Rule 5635(d).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ISSUANCE OF the issuance of an aggregate of 3,125,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share, in accordance with Nasdaq Marketplace Rule 5635(d).

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APPROVAL OF ISSUANCE OF an aggregate of 4,500,000 shares of the Company’s Series B Convertible Preferred Stock, and warrants to purchase 5,625,000 shares of the Company’s common stock, IN accordance with Nasdaq Marketplace Rule 5635(d)

(Proposal No. 6)

Summary

The purpose of Proposal 6 is to obtain the stockholder approval necessary under applicable NASDAQ Stock Market rules to allow for the full issuance and conversion of shares of Series B Preferred Stock (as defined below) into shares of Common Stock.

Background

LogicMark Transaction

On July 25, 2016, we completed an acquisition of LogicMark, LLC (“LogicMark”) pursuant to an Interest Purchase Agreement by and among the Company, LogicMark and the holders of all of the membership interests (the “Interests”) of LogicMark (the “Sellers”), dated May 17, 2016, (the “Interest Purchase Agreement”).

Pursuant to the Interest Purchase Agreement, the Company acquired all of the Interests from the Sellers for (i) $17.5 million in cash consideration (ii) $2.5 million in promissory notes (iii) 787,402 shares of common stock, which were issued upon signing of the Interest Purchase Agreement, and (iv) warrants to purchase an aggregate of 1,574,803 shares of common stock (the “Acquisition”). In addition, the Company may be required to pay the Sellers earn-out payments of (i) up to $1,500,000 for calendar year 2016 and (ii) up to $5,000,000 for calendar year 2017 if LogicMark meets certain gross profit targets set forth in the Interest Purchase Agreement (the “Earnout”).

We have included financial statements of LogicMark for the years ended December 31, 2015 and December 31, 2014 of LogicMark attached hereto Appendix E.

We have included unaudited pro forma condensed combined financial statements that give effect to the above referenced business combination, under the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Topic 805, Business Combinations (“ASC 805”), attached hereto as Appendix F.

Equity Financing

In connection with the Acquisition, on July 25, 2016, the Company entered into a securities purchase agreement with certain accredited investors (the “Investors”) under which the Investors agreed to purchase an aggregate of 4,500,000 shares (the “Series B Shares”) of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) and warrants (the “July Warrants”) to purchase 5,625,000 shares of the Company’s common stock, par value $0.001 per share, for an aggregate purchase price of $4,500,000 (the “Equity Financing”). The Company received net proceeds of $4,090,000, after deducting fees and expenses. Aegis Capital Corp., the placement agent (the “July Placement Agent”) was paid a cash fee (the “Equity Financing Fee”) in an aggregate amount equal to 7% of the gross cash proceeds received by the Company from the sale of the Series B Preferred Stock in the Equity Financing. In addition to the Equity Financing Fee, the Company agreed to pay the July Placement Agent for a non-accountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Series B Preferred Stock in the Equity Financing.

On July 25, 2016, the Company also entered into a registration rights agreement (the “Registration Rights Agreement”) with the Investors pursuant to which the Company agreed to register the shares of common stock underlying the Series B Shares and the Warrants on a Form S-3 registration statement to be filed with the SEC within thirty (30) days after the date of the issuance of the Series B Shares and the July Warrants (the “Filing Date”) and to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) within ninety (90) days following the Filing Date. If certain of its obligations under the Registration Rights Agreement are not met, the Company is required to pay partial liquidated damages to each of the Investors, in the amount equal to 2% of the stated value of the Series B Shares on the Closing Date for each 30-day period for which the Company is non-compliant up to 6 months.

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Series B Convertible Preferred Stock

The Company filed the Certificate of Designations (the “Series B Certificate of Designations”) of the Series B Preferred Stock with the Secretary of State of the State of Delaware on July 25, 2016.

Ranking

The Series B Preferred Stock will rank pari passu with our Series A Preferred Stock with respect to dividend rights and/or rights upon distributions, liquidation, dissolution or winding up of the Company. The Series B Preferred Stock will rank with respect to dividend rights and/or rights upon distributions, liquidation, dissolution or winding up of the Company senior to all of our common stock and other classes of capital stock other than the Series A Preferred Stock, unless the holders of a majority of the outstanding shares of Series B Preferred Stock consent to the creation of parity stock other than the Series A Preferred Stock, Series B Preferred Stock, or senior preferred stock.

Liquidation Preference of Series B Preferred Stock

Upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, before the payment of any amount to the holder of shares of junior stock, the holders of Series B Preferred Stock are entitled to receive in cash an amount equal to the greater of (i) the stated value of the Series B Preferred Stock or (ii) the amount the holder of Series B Preferred Stock would receive if such holder converted the Series B Preferred Stock into common stock immediately prior to the date of the liquidation event, including accrued and unpaid dividends.

Dividends on Series B Preferred Stock

Holders of Series B Preferred Stock shall be entitled to receive from the first date of issuance of the Series B Preferred Stock until the date that is twelve (12) months from the issuance date cumulative dividends at a rate of 25% per annum on a compounded basis, which dividend amount shall be guaranteed.  Accrued and unpaid dividends shall be payable by at the Company’s option in shares of common stock or in cash.

Redemption of Series B Preferred Stock

Upon the occurrence of certain triggering events (including, without limitation, the price of the common stock is not above the floor price for a period of ten (10) consecutive trading days and during such period no holder has made any conversions, (a “Floor Price Failure”); any material adverse effect occurs; and equity conditions failure), the holder of Series B Preferred Stock shall have the right to require the Company, by written notice, to redeem all or any of the shares of Series B Preferred Stock in shares of common stock or in cash at a price equal to the greater of (i) 110% of the conversion amount to be redeemed and (ii) the product of (a) the conversion amount divided by $0.40 multiplied by (b) 110% of the greatest closing sale price of the common stock on any trading day during the period commencing on the date immediately preceding such triggering event and ending on the date the Company makes the entire redemption payment to the holder of Series B Preferred Stock. In the event that the Company elects to pay the redemption price in shares of common stock, the Company shall issue the shares of common stock at a conversion price equal to 75% of the lowest volume weighted average price in the fifteen (15) consecutive trading days ending on the trading day that is immediately prior to the triggering event redemption notice (the “Triggering Event Redemption Conversion Price”). Further, if any holders request redemptions at the Triggering Event Redemption Conversion Price due to triggering event related to an equity conditions failure, upon a cure of such failure, the Company shall not be required to pay to such holder the redemptions in shares of Common Stock at the Triggering Event Conversion Redemption Price.

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Additionally, in the event of an Initial Floor Price Failure, the Company must within five (5) trading days upon the occurrence of a floor price failure, reset the floor price from $0.235 to $0.188, adjusted for splits and dividends (an “Initial Floor Price Reset”). In the event of a Floor Price Failure, where there has been an Initial Floor Price Reset and the floor price has fallen below such Initial Floor Price Reset and where the stated value of the then-outstanding Series B Preferred Stock held by all holders as a group is greater than or equal to $250,000, within five (5) trading Days following the Floor Price Failure, the Company will provide notice (a “Floor Price Failure Notice”) to the Holders of (i) the occurrence of a triggering event pursuant and (ii) its intention to either (x) redeem the Series B Preferred Stock , pursuant to the method of redemption described in the Series B Certificate of Designations, within ten (10) trading days or (y) to call a special meeting or annual meeting to consider items necessary to cure the triggering event; provided, that the Company files a preliminary proxy statement within ten (10) trading days thereafter (the “Preliminary Proxy”) and takes reasonable steps to get the corporate action approved within a reasonable period of time thereafter. If within ten (10) trading days following receipt by the holders of Floor Price Failure Notice, the Company has not redeemed the Series B Preferred Stock nor has the Company filed a Preliminary Proxy, then the holders of the Series B Preferred Stock, voting as a single class, shall have the right, but not the obligation, to take steps necessary to cause the Company to remedy the triggering event, including, without limitation, through, among other means, the holders filing of a proxy statement meeting the requirements of Section 14(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, in order to call a special meeting of the Company’s shareholders to consider whether to delist from the principal market or to effect a reverse stock split or some other corporate action necessary to cure the triggering event. If the triggering event has not been cured within two weeks following the date of such annual meeting or special meeting, then the holders may request redemption of their Series B Preferred Stock, pursuant to the method of redemption described in the Series B Certificate of Designations, which redemption must occur within five (5) trading days of such request.

Furthermore, beginning on November 1, 2016, the Company shall redeem one-fourteenth (1/14th) of the outstanding amount of Series B Preferred Stock and any accrued but unpaid dividends on a bi-weekly basis (the "Series B Installment Redemption Payment").  The Series B Installment Redemption Payment shall be payable,  at the option of the Company, in cash at a price equal to 110% of the stated value of the Series B Preferred Stock plus all accrued and unpaid dividends, or, subject to certain equity conditions, in common stock at a price equal to the lesser of (a) $0.40 or (b) 75% of the lowest volume weighted average price of the common stock in the ten (10) consecutive trading days ending on the trading day that is immediately prior to the date of the Series B Installment Redemption Payment (the "Series B Installment Conversion Price"), except that accrued and unpaid dividends shall be paid in cash; and provided that, the Series B Installment Conversion Price shall not be below $0.235.

In the event that the Company elects to pay the Series B Installment Redemption Payment in cash, the holder shall have the option to demand payment of the Series B Installment Redemption Payment in shares of Common Stock at $0.40, in lieu of the receipt of cash. In the event that the Company elects to not pay an Series B Installment Redemption Payment in cash and the equity conditions are not met, then each holder shall be entitled to the redemption of the applicable Series B Installment Redemption Payment at a conversion price equal to the Triggering Event Redemption Conversion Price until such time that the Equity Conditions Failure is cured. Additionally, upon the repayment of the promissory note that will be issued in connection with the Debt Financing, the reference to 75% in connection with any Series B Installment Redemption Payment will be increased to 80%.

Conversion Rights of Series B Preferred Stock

A holder of Series B Preferred Stock shall have the right to convert the Series B Preferred Stock, in whole or in part, upon written notice to the Company at a conversion price equal to $0.40, which shall be subject to adjustment for any share dividend, share split, share combination, reclassification or similar transaction.

Mandatory Conversion Upon Series B Qualified Offering

Effective on the closing of either (i) a firm commitment underwritten public offering, or (ii) a private offering with registration rights granted to investors, of equity, equity-linked or debt securities of the Company for a minimum aggregate purchase price of $20,000,000 (the "Series B Qualified Offering"), each holder of shares of Series B Preferred Stock shall convert a minimum of at least two-thirds (2/3) and up to 100% of its outstanding shares of Series B Preferred Stock into the Series B Qualified Offering at the price of such securities issued in the Series B Qualified Offering.

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Fundamental Transactions

The Company shall use its commercially reasonable efforts to not enter into a “fundamental transaction” unless the successor entity assumes in writing the obligations of the Company under the Certificate of Designations and the successor entity (including its parent entity) is a publicly traded company whose shares of common stock are quoted or listed on an eligible national securities exchange. Upon a change of control of the Company, a holder of Series B Preferred Stock shall have the right to require the Company to redeem all or any portion of the Series B Preferred Stock at the applicable premium redemption price. A fundamental transaction is a transaction in which (i) the Company, directly or indirectly, in one or more related transactions, (a) consolidates or merges with or into any other entity (except where the Company is the surviving entity), (b) sells, leases, licenses, assigns, transfers, conveys or otherwise disposes of all or substantially all of its properties or assets to any other entity, (c) allows any other entity to make a purchase, tender or exchange offer that is accepted by such holders of more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the entity making or party to, or associated or affiliated with the entity making or party to, such purchase, tender or exchange offer), or (d) consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other entity whereby such other entity acquires more than 50% of the outstanding shares of voting stock of the Company (not including any shares of voting stock of the Company held by the other entity making or party to, or associated or affiliated with the other entity making or party to, such stock or share purchase agreement or other business combination), or (e) reorganizes, recapitalizes or reclassifies the common stock (which shall not include a reverse stock split), or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding voting stock of the Company.

Voting Rights

Except with respect to certain material changes in the terms of the Series B Preferred Stock and certain other matters, and except as may be required by Delaware law, holders of Series B Preferred Stock shall have no voting rights. The approval of a majority of the holders of the Series B Preferred Stock is required to amend the Series B Certificate of Designations.

Warrants

The July Warrants are exercisable for an aggregate of 5,625,000 shares of the Common Stock. The warrants will be exercisable beginning on January 25, 2017, and will be exercisable for a period of five (5) years. The exercise price with respect to the July Warrants is $0.75 per share. The exercise price and the amount of shares of our common stock issuable upon exercise of the warrants are subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

NASDAQ Listing Requirements and the Necessity of Stockholder Approval

The Common Stock is currently listed on The Nasdaq Capital Market and, as such, the Company is subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires the Company to obtain stockholder approval prior to the issuance of Common Stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of Common Stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. Therefore, the Company requires stockholder approval.

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Vote Required and Recommendation

The affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required to issue an aggregate of 4,500,000 shares of Series B Preferred Stock and the July Warrants in accordance with Nasdaq Marketplace Rule 5635(d).

At the Annual Meeting a vote will be taken on a proposal to approve the issuance of the issuance of an aggregate of 4,500,000 shares of the Company’s Series B Convertible Preferred Stock, and the warrants to purchase 5,625,000 shares of the Company’s Common Stock in accordance with Nasdaq Marketplace Rule 5635(d).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ISSUANCE OF the issuance of an aggregate of 4,500,000 shares of the Company’s Series B Convertible Preferred Stock, and WARRANTS TO PUrchase 5,625,000 shares of the company’s common stock, in accordance with Nasdaq Marketplace Rule 5635(d).

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FUTURE STOCKHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these stockholder proposals for the next Annual Meeting, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting stockholder by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at (212) 603-6300.

*************

39

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

July [*], 2016	By Order of the Board of Directors,

/s/ Gino M. Pereira
Gino M. Pereira
Chairman and Chief Executive Officer

40

Appendix A

Nxt-ID, Inc.

AUDIT COMMITTEE CHARTER

Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and reporting practices of the Company, and such other duties as directed by the Board. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, the qualifications of the public accounting firm engaged as the Company's independent auditor to prepare or issue an audit report on the financial statements of the Company as well as the independence of such firm, and the performance of the Company's internal and independent auditors. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to shareholders, the Company’s processes to manage business and financial risk, and compliance with significant applicable legal, ethical, and regulatory requirements. The Committee is directly responsible for the appointment, compensation, retention and oversight of the independent auditor.

Membership

The membership of the Committee shall consist of at least three directors, all of whom shall be determined by the Board to be “independent” under the Nasdaq Marketplace Rules and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934 as amended (the “Exchange Act”); provided that one director, who is not independent under the Nasdaq Marketplace Rules applicable to audit committee members, meets the criteria set forth in Section 10A(m)(3) under the Securities Exchange Act of 1934, as amended, and is not currently an executive officer, employee or family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders. If the Company relies on this exemption, it must include some additional disclosure in the proxy statement for the next annual meeting subsequent to such determination. A member appointed under this exception may not serve longer than two years and may not serve as chairperson of the Committee. Each member shall in the judgment of the Board have the ability to read and understand fundamental financial statements. At least one member of the Committee shall in the judgment of the Board be an "audit committee financial expert" as defined by the rules and regulations promulgated by the SEC (the “SEC Rules”), and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board meet the financial sophistication standard required by the Nasdaq Marketplace Rules. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least four times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Communications

The independent auditor reports directly to the Committee. The Committee is expected to maintain free and open communication with the independent auditor, the internal auditors, and management. This communication will include periodic private executive sessions with each of these parties.

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Education

The Company is responsible for providing new members with appropriate orientation briefings and educational opportunities, and the full Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company will assist the Committee in maintaining appropriate financial literacy.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to appoint, retain and terminate independent counsel, outside financial experts or other advisors, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms, and to oversee the work of such independent counsel, outside financial experts or other advisors. The Committee will also maintain the authority to receive and respond to complaints regarding accounting, internal accounting controls, or auditing matters. The Committee will be provided with appropriate funding by the Company, as the Committee determines, for the payment of compensation to the Company's independent auditor and other advisors as it deems appropriate, and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees, composed of one or more of its independent members, and may delegate authority to one or more designated independent members of the Committee.

Related Party Transactions

Pursuant to Nasdaq Listing Rule 5630, the Committee shall review and approve policies and procedures regarding any transaction between the Company and its officers, directors, affiliates of officers and directors, or other related parties (a “Related Party Transaction”) for which disclosure in the Company’s filings with the SEC is required pursuant to Item 404 of Regulation S-K. The Committee shall consider the facts and circumstances regarding such transactions, including, but not limited to, amounts involved, the relationship of the related person (and those persons identified in the instructions to Item 404(a) of Regulation S-K) with the Company, and terms that would be available in a similar transaction with an unaffiliated third-party. The Audit Committee shall also consider its fiduciary duties, the Company’s obligations under applicable securities laws (including disclosure obligations and director independence rules), and any other applicable law in evaluating a Related Party Transaction. The Audit Committee shall then report its determination regarding such transactions to the full Board of Directors at its next regularly scheduled meeting.

Responsibilities

The Committee’s specific responsibilities in carrying out its oversight role are delineated below. The responsibilities will be updated annually to reflect changes in regulatory requirements, authoritative guidance, evolving oversight practices, and the results of the Company’s annual review of the Audit Committee Charter.

The Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. Management of the Company is responsible for determining the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditor is responsible for auditing the Company’s financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the Company’s standards of business conduct, codes of ethics, internal policies, procedures and controls.

1.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, and the independent auditor.

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2.	The Committee will review and update the Audit Committee Charter and Responsibilities Calendar annually.

3.	The Committee will complete an annual evaluation of the Committee’s performance.

4.	The Committee will provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the independent auditor.

5.	The Company will include a copy of the Committee charter as an appendix to the proxy statement at least once every three years.

6.	The Committee will appoint or replace the independent auditor and determine the terms on which the independent auditor is engaged for the ensuing fiscal year and, at least annually, evaluate the independent auditor's qualifications, performance, and independence, including that of the lead partner. The evaluation will include obtaining a written report from the independent auditor describing: the firm’s internal quality control procedures and any material issues raised by the most recent internal quality control review, or peer review, of the firm or by any inquiry or investigation by governmental or professional authorities within the past five years, concerning an independent audit or audits carried out by the firm, and on any steps taken to deal with those issues; and all relationships between the independent auditor and the Company.

7.	The Committee will resolve any disagreements between management and the independent auditor about financial reporting.

8.	The Committee will establish and oversee a policy designating permissible services that the independent auditor may perform for the Company, providing that the Committee must pre-approve all auditing services and non-audit services (other than “prohibited non-audit services”) to be provided to the Company by its independent auditor. The Committee may delegate authority to one or more independent members to grant pre-approvals of audit and permitted non-audit services; provided that any such pre-approvals shall be presented to the full Committee at its next scheduled meetings.

The following shall be “prohibited non-audit services”: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementations; (iii) appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Company Accounting Oversight Board (the “PCAOB”) prohibits through regulation.

Notwithstanding the foregoing, pre-approval is not necessary for minor non-audit services if: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its registered public accounting firm during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

9.	The Committee will review the responsibilities, functions and performance of the Company's internal audit department.

10.	The Committee will ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the auditor about any disclosed relationships or services that may impact the objectivity and independence of the auditor, and take appropriate action to oversee the independence of the independent auditor.

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11.	The Committee will advise the Board as to whether the Committee consists of three or more members, all of whom are financially literate, including at least one member who has financial sophistication and is a financial expert.

12.	The Committee will inquire of the Finance management, and the independent auditor, about significant risks or exposures; review the Company's policies for risk assessment and risk management; and assess the steps management has taken to control such risk to the Company.

13.	The Committee will review with the independent auditor and Finance management the audit scope and plan and coordinate audit efforts to ensure completeness of coverage, reduction of redundant efforts, effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.

14.	The Committee will consider and review with Finance management and the independent auditor:

a.	The Company’s annual assessment of the effectiveness of its internal controls and the independent auditor’s attestation; and

b.	The adequacy of the Company’s internal controls including computerized information system controls and security; and

c.	Any related significant findings and recommendations of the independent auditor and internal audit together with management’s responses; and

d.	The adequacy of disclosures about changes in internal control over financial reporting.

15.	The Committee will review with Finance management any significant changes to GAAP and/or MAP policies or standards.

16.	The Committee will review with Finance management and the independent auditor at the completion of the annual audit:

a.	The Company’s annual financial statements and related footnotes; and

b.	The independent auditor’s audit of the financial statement and its report thereon; and

c.	Any significant changes required in the independent auditor’s audit plan; and

d.	Any serious difficulties or disputes with management encountered during the course of audit and management’s response; and

e.	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

17.	The Committee will review with Finance management and the independent auditor, at least annually, the Company’s critical accounting policies.

18.	The Committee will consider and review with Finance management:

a.	Significant findings during the year and management’s responses; and

b.	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information; and

c.	Any changes required in planned scope of their audit plan.

19.	The Committee will participate in a telephonic meeting among Finance management and the independent auditor before each earnings release to discuss the earnings release, financial information and earnings guidance.

20.	The Committee will review and discuss with Finance management and the independent auditor the Company’s quarterly financial statements.

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21.	The Committee will review the periodic reports of the Company with Finance management and the independent auditor prior to filing of the reports with the SEC, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

22.	In connection with each periodic report of the Company, the Committee will review:

a.	Management’s disclosure to the Committee and the independent auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting; and

b.	The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Section 302 and 906 of the Sarbanes-Oxley Act.

23.	The Committee will monitor the appropriate standards adopted as a code of conduct for the Company.

24.	The Committee will review with the applicable officer of the Company legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.

25.	The Committee will develop, review and oversee procedures for (i) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and (ii) the confidential, anonymous submission of employee concerns regarding accounting or auditing matters. The procedures established pursuant to this paragraph should also be made available for use by persons making reports under the Company’s Code of Conduct or Whistleblower Policy.

26.	The Committee will meet with the independent auditor in executive session to discuss any matters the Committee or the independent auditor believes should be discussed privately with the Audit Committee.

27.	The Committee will meet with Finance management in executive sessions to discuss any matters the Committee or Finance management believes should be discussed privately with the Audit Committee.

28.	The Committee will set clear hiring policies for the Company's hiring of employees or former employees of the independent auditor who were engaged in the Company's account, and ensure the policies comply with any regulations applicable to the Company.

The Committee will ensure that these policies, as enforced, prohibit any independent auditor from providing audit services to the Company if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the Company was employed by the independent auditor and participated in any capacity in the audit of the Company during the one-year period preceding the date of the initiation of the audit.

29.	The Committee will discuss with the independent auditor the matters required to be discussed by the applicable auditing standards adopted by the PCAOB and approved by the SEC from time to time.

30.	The Committee will inform each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or related services for the Company, that such firm must report directly to the Committee.

31.	The Committee will evaluate the rotation of the audit partners on the audit engagement team of the independent auditors as required by law.

32.	The Committee will obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

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Appendix B

Nxt-ID, Inc.

COMPENSATION COMMITTEE CHARTER

Role

The Compensation Committee’s role is to discharge the Board’s responsibilities relating to compensation of the Company’s executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans.

Membership

The membership of the Committee consists of at least three directors, all of whom shall, (a) be determined by the Board to be “independent” under the applicable Nasdaq Marketplace Rules, (b) be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate compensation consultants retained to assist the Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other similar experts or consultants, as it deems appropriate, including sole authority to oversee the work of such experts or consultants and to approve the firms' fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Subject to an election by the Company to rely on the exemption available to Smaller Reporting Companies, the Committee shall undertake an independence assessment prior to selecting any compensation consultant, legal counsel, or other advisors that will provide advice to the Committee as may be required by the Nasdaq Marketplace Rules from time to time. It is expected that the Committee shall evaluate, on at least an annual basis, whether any work provided by the Committee’s compensation consultant raised any conflicts of interest. Finally, it is expected that the Committee shall preapprove any services to be provided to the Company or its subsidiaries by any of the Committee’s compensation consultants.

The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

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Responsibilities

Subject to the provisions of any applicable Nxt-ID, Inc. corporate governance policies, the principal responsibilities and functions of the Compensation Committee are as follows:

1. Review the competitiveness of the Company’s executive compensation programs to ensure (a) the attraction and retention of corporate officers, (b) the motivation of corporate officers to achieve the Company’s business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company’s shareholders.

2. Review trends in management compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

3. Review and approve the compensation structure for corporate officers at the level of corporate vice president and above.

4. Oversee an evaluation of the performance of the Company's executive officers and approve the annual compensation, including salary, bonus, incentive and equity compensation, for the executive officers.

5. Review and approve CEO goals and objectives, evaluate CEO performance in light of these corporate objectives, and set CEO compensation consistent with company philosophy. The CEO may not be present during deliberations or voting concerning the CEO's compensation. The CEO will be reviewed by the Chairman of the Board. The results of the annual CEO evaluation will be considered in setting CEO salary and other compensation.

6. Review and approve compensation packages for new corporate officers and termination packages for corporate officers as requested by management.

7. Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.

8. Review and make recommendations concerning long-term incentive compensation plans, including the use of equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

9. Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.

10. At any time the Company is required to include a “Compensation Discussion and Analysis” (“CD&A”) in its annual proxy statement, produce an annual Report of the Compensation Committee on Executive Compensation for the Company’s annual proxy statement in compliance with applicable Securities and Exchange Commission rules and regulations and relevant listing authority.

11. At least annually, review and make recommendations about changes to the charter of the Committee.

12. Obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations.

13. Discuss the results of the shareholder advisory vote on “say-on-pay,” if any, with regard to the named executive officers.

14. Oversee the preparation of a CD&A at any time the Company is required to include such CD&A in the Company’s annual proxy statement. The Committee shall also review and discuss the CD&A with management each year and, based on that review and discussion, determine whether or not to recommend to the Board of Directors that the CD&A be included in the Company’s annual proxy statement.

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Appendix C

Nxt-ID, Inc.

CORPORATE GOVERNANCE AND NOMINATION COMMITTEE CHARTER

Role

The Corporate Governance and Nomination Committee’s role is to determine the slate of director nominees for election to the Company’s Board of Directors, to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings, to review, evaluate and recommend changes to the Company’s corporate governance policies, and to review the Company's policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders.

Membership

The membership of the Committee consists of at least two directors, each of whom shall be determined by the Board to be independent under the Nasdaq Marketplace Rules, provided that one director who is not independent under the Nasdaq Marketplace Rules applicable to nominations committee members and is not currently an executive officer, employee or family member of an executive officer, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders. If the Company relies on this exemption, it must include some additional disclosure in the proxy statement for the next annual meeting subsequent to such determination. A member appointed under this exception may not serve longer than two years. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

Operations

The Committee shall meet at least once a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board (or within four months, whichever occurs sooner). Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the state of Delaware.

Authority

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate any search firm used to identify director candidates, or other similar experts or consultants, as it deems appropriate, including sole authority to approve such firms' fees and other retention terms. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Committee will take all necessary steps to preserve the privileged nature of those communications.

The Committee may form and delegate authority to subcommittees composed of one or more of its independent members and may delegate authority to one or more designated independent members of the Committee.

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Responsibilities

Subject to the provisions of the Nasdaq Marketplace Rules, the principal responsibilities and functions of the Governance and Nomination Committee are as follows:

1. Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of Nxt-ID, Inc’s shareholders.

2. Annually present to the Board a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.

3. Present to the Board candidates for all directorships to be filled by the Board.

4. Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

5. Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors.

6. Assist in identifying, interviewing and recruiting candidates for the Board.

7. Annually review the composition of each committee and present recommendations for committee memberships to the Board as requested by the Board.

8. Periodically review the compensation paid to non-employee directors for annual retainers (including Board and committee Chairs) and meeting fees, if any, and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as such.

9. Develop and periodically review and recommend to the Board appropriate revisions to the Company's corporate governance policies.

10. Monitor compliance with the Company’s corporate governance policies.

11. Regularly review and make recommendations about changes to the charter of the Governance and Nomination Committee.

12. Regularly review and make recommendations about changes to the charters of other Board committees after consultation with the respective committee chairs.

13. Obtain or perform an annual evaluation of the Committee's performance and make applicable recommendations.

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Appendix D

Form of Amendment to the Certificate of Incorporation

FORM OF CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION OF

NXT-ID, INC.

Nxt-ID, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

FIRST:  The name of the Corporation is Nxt-ID, Inc.

SECOND:  This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation filed with the Secretary of State on February 8, 2012 (the “Certificate of Incorporation”) and any amendments thereto.

THIRD:  The Article 4 of the Certificate of Incorporation is hereby amended as follows:

“a) Common Stock. Each holder of record of Common Stock shall have the right to one vote for each share of Common Stock registered in the holder’s name on the books of the Corporation on all matters submitted to a vote of stockholders except as the right to exercise such vote may be limited by the provisions of this Certificate of Incorporation or of any class or series of Preferred Stock established hereunder. The holders of Common Stock shall be entitled to such dividends as may be declared by the Board of Directors from time to time, provided that required dividends, if any, on Preferred Stock have been paid or provided for. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary, of the Corporation, the assets and funds of the Corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts, if any, to which they are entitled, shall be divided and paid to the holders of Common Stock according to their respective shares.

Upon the filing of this Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each               outstanding shares of Common Stock (the “Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “New Common Stock”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article 4.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock be rounded up to the nearest whole number of such shares. All references to “Common Stock” in these Articles shall be to the New Common Stock.

The Reverse Split will be effectuated on a stockholder-by-stockholder (as opposed to certificate-by-certificate) basis. Certificates dated as of a date prior to the Effective Time representing outstanding shares of Old Common Stock shall, after the Effective Time, represent a number of shares equal to the same number of shares of New Common Stock as is reflected on the face of such certificates, divided by           and rounded up to the nearest whole number. The Corporation shall not be obligated to issue new certificates evidencing the shares of New Common Stock outstanding as a result of the Reverse Split unless and until the certificates evidencing the shares held by a holder prior to the Reverse Split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

Notwithstanding the foregoing, the language under this Article 4 shall not be amended in any way.

FOURTH:  This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH:  This Certificate of Amendment shall be effective as of               New York Time on the date written below.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this       day of            , 2016.

NXT-ID, INC.

By:	/s/ Gino M. Pereira
Name: Gino M. Pereira
Title: Chief Executive Officer

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Appendix E

LogicMark, LLC

Financial Statements and
Independent Auditors' Report

December 31, 2015 and 2014

E-1

Miller Cooper & Co, Ltd.

CONTENTS

Page

INDEPENDENT AUDITORS' REPORT	3 - 4

FINANCIAL STATEMENTS

Balance Sheets	5 - 6

Statements of Income	7

Statements of Members' Equity	8

Statements of Cash Flows	9 - 10

Notes to Financial Statements	11 - 21

E-2

Miller Cooper & Co, Ltd.

INDEPENDENT AUDITORS' REPORT

To the Members of

LogicMark, LLC

Buffalo Grove, Illinois

Report on the Financial Statements

We have audited the accompanying financial statements of LogicMark, LLC, which comprise the balance sheets, as of December 31, 2015 and 2014, and the related statements of income, members' equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our qualified audit opinion.

(Continued)

1751 Lake Cook Road, Suite 400, Deerfield, IL 60015 ■ Two North Riverside Plaza, Suite 900, Chicago, IL 60606 847.205.5000 ■ Fax 847.205.1400 ■ www.millercooper.com

E-3

Miller Cooper & Co, Ltd.

To the Members of
LogicMark, LLC
Buffalo Grove, Illinois	(Continued)

Basis for Qualified Opinion

The Company has recorded goodwill and other intangibles as the excess of the purchase price over the fair value of the net assets acquired (see Note A.7). At acquisition, the Company did not objectively determine the fair value of goodwill and other intangibles, recording all unidentified costs of acquisition as goodwill. Absent an independent appraisal, it is possible that goodwill at December 31, 2015 and 2014 is overstated by these unidentified costs, with a corresponding understatement of amortizable intangible assets and related accumulated amortization and amortization expense. The effects of this departure from accounting principles generally accepted in the United States of America have not been determined. Generally accepted accounting principles require that the fair values of specific assets purchased be recorded as of the acquisition date. Accordingly, we are not able to satisfy ourselves as to the fairness of the recorded goodwill and other intangibles stated at $13,079,631 in the accompanying financial statements at December 31, 2015 and 2014.

Qualified Opinion

In our opinion, except for the possible effects of the matter described in the Basis for Qualified Opinion paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of LogicMark, LLC as of December 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

MILLER, COOPER & CO., LTD.

Certified Public Accountants

Deerfield, Illinois
February 15, 2016

E-4

Miller Cooper & Co, Ltd.

FINANCIAL STATEMENTS

E-5

Miller Cooper & Co, Ltd.

LogicMark, LLC

BALANCE SHEETS

December 31, 2015 and 2014

ASSETS	2015	2014
CURRENT ASSETS
Cash	$1,445,688	$922,037
Accounts receivable, net of allowance for doubtful accounts of $35,000 at December 31, 2015 and 2014, respectively	837,694	380,640
Inventory, less reserve for obsolescence of $30,000 at December 31, 2015 and 2014, respectively	1,368,785	862,052
Prepaid expenses and other current assets	396,019	479,050

Total current assets	4,048,186	2,643,779

PROPERTY AND EQUIPMENT	382,451	257,407
Less accumulated depreciation	213,698	138,182

	168,753	119,225
OTHER ASSETS
Tooling deposits	-	25,768
Deferred financing fees, net of accumulated amortization of $16,666 and $3,333 at December 31, 2015 and 2014, respectively	23,334	36,667
Goodwill and other intangibles	13,079,631	13,079,631

	13,102,965	13,142,066

	$17,319,904	$15,905,070

The accompanying notes are an integral part of these statements.

E-6

Miller Cooper & Co, Ltd.

LogicMark, LLC

BALANCE SHEETS (Continued)

December 31, 2015 and 2014

LIABILITIES AND MEMBERS' EQUITY	2015	2014

CURRENT LIABILITIES
Current maturities of long-term debt	$1,484,694	$800,000
Accounts payable	191,788	353,862
Accrued expenses and other current liabilities	322,821	286,798

Total current liabilities	1,999,303	1,440,660

LONG-TERM DEBT, less current maturities	1,515,306	3,000,000

MEMBERS' EQUITY	13,805,295	11,464,410

	$17,319,904	$15,905,070

The accompanying notes are an integral part of these statements.

E-7

Miller Cooper & Co, Ltd.

LogicMark, LLC

STATEMENTS OF INCOME

For the years ended December 31, 2015 and 2014

	2015		2014
	Amount	Percent to Net Sales	Amount	Percent to Net Sales

Net sales	$11,085,341	100.00%	$10,675,801	100.00%
Cost of goods sold	3,848,111	34.71	3,582,481	33.56

Gross profit	7,237,230	65.29	7,093,320	66.44
Operating expenses
Selling, general, and administrative	4,023,531	36.30	3,864,260	36.20
Loss due to theft (Note G)	-	-	431,705	4.04

	4,023,531	36.30	4,295,965	40.24

Operating income	3,213,699	28.99	2,797,355	26.20

Interest expense	149,204	1.35	134,783	1.26

NET INCOME	$3,064,495	27.64%	$2,662,572	24.94%

The accompanying notes are an integral part of these statements.

E-8

Miller Cooper & Co, Ltd.

LogicMark, LLC

STATEMENTS OF MEMBERS' EQUITY
For the years ended December 31, 2015 and 2014

	2015	2014

Balance at beginning of year	$11,464,410	$11,259,588

Member distributions	(723,610)	(2,457,750)

Net income	3,064,495	2,662,572

Balance at end of year	$13,805,295	$11,464,410

The accompanying notes are an integral part of these statements.

E-9

Miller Cooper & Co, Ltd.

LogicMark, LLC

STATEMENTS OF CASH FLOWS

For the years ended December 31, 2015 and 2014

	2015	2014
Cash flows from operating activities
Net income	$3,064,495	$2,662,572
Reconciliation of net income to net cash provided by operating activities
Depreciation	75,516	67,197
Amortization	13,333	55,537
Bad debt expense	19,570	10,985
(Increase) decrease in assets
Accounts receivable	(476,624)	(18,834)
Inventory	(506,733)	(153,934)
Prepaid expenses and other current assets	83,031	(202,479)
Increase (decrease) in liabilities
Accounts payable	(162,074)	109,835
Accrued expenses and other current liabilities	36,023	78,483

Net cash provided by operating activities	2,146,537	2,609,362

Cash flows from investing activities
Purchases of property and equipment	(99,276)	(111,634)
Payments for tooling deposits	-	(25,768)

Net cash used in investing activities	(99,276)	(137,402)
Cash flows from financing activities
Borrowings of long-term debt	-	4,000,000
Payment of financing fees	-	(40,000)
Repayments of long-term debt	(800,000)	(4,205,826)
Member distributions	(723,610)	(2,457,750)

Net cash used in financing activities	(1,523,610)	(2,703,576)

NET INCREASE (DECREASE) IN CASH	523,651	(231,616)

Cash, beginning of year	922,037	1,153,653

Cash, end of year	$1,445,688	$922,037

The accompanying notes are an integral part of these statements.

E-10

Miller Cooper & Co, Ltd.

LogicMark, LLC

STATEMENTS OF CASH FLOWS (Continued)
For the years ended December 31, 2015 and 2014

	2015	2014

Supplemental disclosure of cash flow information
Interest paid during the period	$149,204	$134,783

Supplemental disclosure of non-cash investing information
Tooling deposits applied to purchase of property and equipment	$25,768	$-

The accompanying notes are an integral part of these statements.

E-11

Miller Cooper & Co, Ltd.

LogicMark, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE A - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.	Nature of Operations

LogicMark, LLC (the "Company"), a Delaware Limited Liability Company, operates as a leading designer, producer, and distributor of two-way voice and monitored personal emergency response systems. The Company primarily markets through medical providers, home healthcare retailers and personal security markets and operates from various locations throughout the United States.

2.	Revenue Recognition

The Company recognizes revenue upon shipment of products.

3.	Accounts Receivable and Bad Debts

Accounts receivable are uncollateralized customer obligations due under normal trade terms, generally requiring payment within thirty days from the invoice date. Certain significant customers utilize extended terms requiring payment within seventy-five days from the invoice date. Interest is not accrued on outstanding balances.

Accounts receivable are stated at the amounts billed to the customers. Customer account balances with outstanding invoices more than thirty days past due are considered delinquent, and those customers are reviewed before additional orders can be delivered.

Payments of accounts receivable are allocated to the specific invoices identified on the customer's remittance advice or, if unspecified, are applied to the earliest unpaid invoices.

The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management's best estimate of the amounts that will not be collected. Management individually reviews all accounts receivable balances that exceed the invoice terms and, based on an assessment of creditworthiness, estimates the portion, if any, of the balance that will not be collected.

E-12

Miller Cooper & Co, Ltd.

LogicMark, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE A - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

4.	Inventory

Inventory is stated at the lower of cost (determined by the first-in, first-out method) or market, and primarily consists of finished goods.

5.	Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives. The estimated useful lives of all property and equipment at December 31, 2015 is three years.

6.	Deferred Financing Fees

Financing fees, totaling $40,000 at each of December 31, 2015 and 2014, respectively, are amortized on a straight-line basis over the life of the related debt agreements. During 2014 the Company wrote off $39,192 of unamortized financing fees and capitalized $40,000 of financing fees paid as its term loan was refinanced (Note C). Amortization expense, including the write off of unamortized financing fees, during 2015 and 2014 was $13,333 and $55,537, respectively. Estimated amortization expense for future years ending December 31 is as follows:

2016	$13,333
2017	10,001

$23,334

E-13

Miller Cooper & Co, Ltd.

LogicMark, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE A - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

7.	Goodwill and Other Intangibles

Goodwill and other intangibles represents the excess of the purchase price and related costs over the fair value of net assets acquired. Goodwill and other intangible assets with indefinite lives are not amortized, but instead are tested for impairment annually, or if certain circumstances indicate a possible impairment may exist. The Company assesses qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events and circumstances, the Company determines that this is the case, then the Company evaluates the recoverability of goodwill and indefinite-lived intangible assets using a two-step impairment test approach at the reporting unit level. In the first step, the fair value for the reporting unit is compared to its book value including goodwill. If the fair value of the reporting unit is less than the book value, a second step is performed which compares the implied fair value of the reporting unit's goodwill to the book value of the goodwill.

The fair value of the goodwill and other intangibles is determined based on the difference between the fair values of the reporting units and the net fair values of the identifiable assets and liabilities of such reporting units. If the fair value of the goodwill is less than the book value, the difference is recognized as an impairment. The Company has assessed qualitative factors and has determined that it is not more likely than not that the fair value of any reporting units is less than its respective carrying amount.

Current accounting standards require that intangible assets with finite lives be amortized over their respective estimated useful lives to the estimated residual values and reviewed for impairment. At acquisition, the Company did not objectively determine the fair value of goodwill and other intangibles, recording all unidentified costs of acquisition as goodwill. Absent an independent appraisal, it is possible that goodwill at December 31, 2015 and 2014 is overstated by these unidentified costs, with a corresponding understatement of amortizable intangible assets and related accumulated amortization and amortization expense. The effects of this departure from accounting principles generally accepted in the United States of America have not been determined. Generally accepted accounting principles require that the fair values of specific assets purchased be recorded as of the acquisition date.

E-14

Miller Cooper & Co, Ltd.

LogicMark, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE A - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

8.	Shipping and Handling

Shipping and handling income billed to customers is included in sales and the related costs are classified as cost of goods sold.

9.	Advertising

The Company expenses advertising costs as they are incurred. Advertising expense for the years ended December 31, 2015 and 2014 was approximately $104,000 and $165,000 respectively, and are included in operating expenses.

10.	Research and Development

The Company expenses research and development costs as they are incurred. Research and development expense for the years ended December 31, 2015 and 2014 was approximately $414,000 and $246,000, respectively, and is included in operating expenses.

11.	Income Taxes

The Company is formed as a limited liability company and is treated as a partnership for federal and state income tax purposes. Income (or loss) is allocated to members in accordance with the terms of the Company's operating agreement and is included in the members' income tax returns. Therefore, no liability or provision for income taxes is included in the financial statements. The Company is subject to certain state taxes.

Management has analyzed the tax positions taken by the Company, and has concluded that as of December 31, 2015 and 2014, there are no uncertain positions taken or expected to be taken that would require recognition of a liability in the financial statements. The Company is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.

E-15

Miller Cooper & Co, Ltd.

LogicMark, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE A - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

12.	Use of Estimates

In preparing financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

13.	Fair Value of Financial Instruments

The carrying amounts of financial instruments, including accounts receivable, accounts payable, accrued expenses and other current liabilities, and short-term borrowings, approximates fair value due to the short maturity of these instruments. The carrying amount of long-term debt approximates fair value because the interest rates fluctuate with market interest rates or the fixed interest rates are based on current rates offered to the Company for debt with similar terms and maturities.

It is the Company’s policy, in general, to measure nonfinancial assets and liabilities at fair value on a nonrecurring basis. These items are not measured at fair value on an ongoing basis, but are subject to fair value adjustments in certain circumstances (such as evidence of impairment) which, if material, are disclosed in the accompanying notes to these financial statements.

14.	Personal Assets and Liabilities and Allocations to Members

In accordance with the generally accepted method of presenting limited liability company financial statements, the financial statements do not include the personal assets and liabilities of the members, including their obligations for an income tax liability.

Allocations of income (or loss) and cash distributions to the members are based on the provisions of the Limited Liability Company Agreement of LogicMark, LLC.

E-16

Miller Cooper & Co, Ltd.

LogicMark, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE A - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

15.	Limitations of Liability

The Company is organized pursuant to the Delaware Limited Liability Company Act, which limits the liability of the individual members. In a limited liability company, each member's liability is generally limited, except for individual member guarantees of Company obligations, to the capital invested. The term of existence commenced on the date of the filings and shall continue until the Company dissolves and its affairs wound up in accordance with the Act and the respective Limited Liability Company Agreement.

NOTE B - NOTE PAYABLE - BANK

The Company has a revolving line of credit agreement with a bank, subject to a borrowing base limit, with availability up to the lesser of $500,000 or the sum of 80% of eligible accounts receivable and 40% of eligible inventory, that expires on October 9, 2017. Interest is payable monthly at the Company's option of the prime rate (3.50% at December 31, 2015) plus an applicable margin, or the daily floating London InterBank Offered Rate (LIBOR) (0.43% at December 31, 2015) plus an applicable margin. The applicable margin is based on the Company's total funded debt leverage ratio. There were no outstanding borrowings under the agreement at December 31, 2015 and 2014. The line is collateralized by substantially all of the assets of the Company, is guaranteed by the majority member, and contains restrictive covenants relating to the Company's financial position and operations.

E-17

Miller Cooper & Co, Ltd.

LogicMark, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE C - LONG-TERM DEBT

Long-term debt at December 31st consists of the following:

	2015	2014
$4,000,000 term note with a bank, expiring in October 2017. The note requires principal payments in monthly installments of $66,667, plus additional annual principal payments based upon a percentage of excess cash flows, as defined in the credit agreement, applied in the inverse order of maturity. Based upon the results of operations for the year ended December 31, 2015, additional principal payments of $684,694 are required to be made during 2016. Interest is payable monthly at the Company's option of the prime rate (3.50% at December 31, 2015) plus an applicable margin, or the daily floating London InterBank Offered Rate (LIBOR) (0.43% at December 31, 2015) plus an applicable margin. The applicable margin is based on the Company's total funded debt leverage ratio. The note is collateralized by substantially all of the assets of the Company, is  guaranteed by the majority member, and contains restrictive covenants relating to the Company's financial position and  operations.
	$3,000,000	$3,800,000

Less current maturities	1,484,694	800,000

	$1,515,306	$3,000,000

Future debt maturities for the years ending December 31 are as follows:

2016	$1,484,694
2017	1,515,306

	$3,000,000

E-18

Miller Cooper & Co, Ltd.

LogicMark, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE D - RELATED-PARTY TRANSACTIONS

Pursuant to the Limited Liability Company Agreement of LogicMark, LLC, the Company pays management fees to the majority member that is equal to the greater of $150,000 or 5% of the Company's EBITDA for its immediately preceding fiscal year. The fee is to be paid in advance in equal monthly installments. Management fees for the years ended December 31, 2015 and 2014 totaled $155,718 and $150,000, respectively.

From time to time, the Company advances funds to a party related through common ownership and from which it leases office and warehouse space (see Note E) and has common executives. The advances are noninterest-bearing and are for lease expense and the Company's proportionate share of executive compensation paid by the related party to be incurred during a future period. At December 31, 2014 $88,000 remained outstanding and is included as part of prepaid expenses and other current assets in these financial statements. There is no outstanding advance at December 31, 2015.

NOTE E - COMMITMENTS AND CONTINGENCIES

1.	Lease Commitments

The Company leases office space in Minnesota, from a non-related party, under a noncancelable operating lease expiring in February 2018. The lease requires the Company to pay minimum monthly rents of $504, plus additional costs, such as real estate taxes and certain operating expenses, as defined in the lease agreement. The Company also leases office equipment, from a non-related party, under a noncancelable operating lease expiring in March 2017, that requires monthly rents of $1,335. Total rent expense under the agreements was approximately $31,000 and $29,000 for the years ended December 31, 2015 and 2014, respectively.

The Company maintains a lease agreement with an entity related through common ownership for office and warehouse space in Kentucky that expires on December 31, 2016. The lease requires the Company to pay monthly rents of $5,000 plus $3,875 per month for additional costs, such as real estate taxes and certain operating expenses, as defined in the lease agreement. Total expense under the agreement was $106,500 for each of the years ended December 31, 2015 and 2014, respectively.

E-19

Miller Cooper & Co, Ltd.

LogicMark, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE E - COMMITMENTS AND CONTINGENCIES (Continued)

1.	Lease Commitments (Continued)

Future minimum lease payments as of December 31 are as follows:

	Related Party	Non-Related Parties	Total

2016	$106,500	$22,509	$129,009
2017	-	10,817	10,817
2018	-	1,143	1,143

	$106,500	$34,469	$140,969

2.	Purchase Commitments

At December 31, 2015 the Company had outstanding purchase commitments, approximating $1,384,000 for inventory that is to be received subsequent to year-end. The purchase commitments required deposits of approximately $371,000 at December 31, 2015 that are reflected as a component of prepaid expenses and other current assets in these financial statements.

3.	Employment Contracts

The Company entered into employment agreements with two key officers, that will continue until terminated as defined in the agreement. The agreements provide for annual benefits and reimbursement of certain expenses for each officer. The agreements also provide for an annual bonus equal to 5% of the amount by which the Company's earnings before interest, taxes, depreciation, and amortization (EBITDA) exceeds a benchmark, as defined in the agreement. For the year ended December 31, 2015, the Company accrued a bonus of approximately $38,000 under the agreements. For the year ended December 31, 2014, the Company's EBITDA did not meet the benchmark; therefore, an annual bonus was not paid or accrued for.

E-20

Miller Cooper & Co, Ltd.

LogicMark, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE F - CONCENTRATIONS OF RISK

1.	Uninsured Cash

The Company maintains its cash balances at one financial institution located in Illinois. These balances are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to certain limits. The Company may, from time to time, have balances in excess of FDIC insured deposit limits.

2.	Significant Vendors

Purchases from three vendors approximated $3,620,000 for the year ended December 31, 2015. Purchases from two vendors approximated $2,525,000 for the year ended December 31, 2014. The amount deposited with these vendors was approximately $371,000 and $391,000 at December 31, 2015 and 2014, respectively. The amount owed to these vendors was approximately $76,000 and $239,000 at December 31, 2015 and 2014, respectively.

3.	Litigation

During the ordinary course of the Company's business, it is subject to various claims and formal litigation. Management is not aware of any significant claims or litigation that would have an adverse effect on the Company's financial position, results of operations, or cash flows.

NOTE G - LOSS DUE TO THEFT

During 2014, the Company incurred a loss due to theft totaling $431,705, as a result of the compromise of a significant vendor's IT system during which an individual was able to view customer information and intercept e-mails. As a result, the individual was able to gain an understanding of the Company's transactions with the vendor and entice the Company to remit payments on outstanding balances to their bank accounts. Upon identification of the theft, the Company reported the fraud to the appropriate agencies and filed an insurance claim. Proceeds from the insurance claims were insignificant.

E-21

Miller Cooper & Co, Ltd.

LogicMark, LLC

NOTES TO FINANCIAL STATEMENTS
December 31, 2015 and 2014

NOTE H - SUBSEQUENT EVENTS

Management has evaluated subsequent events through February 15, 2016, the date that these financial statements were available to be issued. Management has determined that no events or transactions, have occurred subsequent to the balance sheet date that require disclosure in the consolidated financial statements.

E-22

Miller Cooper & Co, Ltd.

Appendix F

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined financial statements give effect to the recently closed transaction between NXT-ID, Inc.(“NXT-ID” or the “Company”) and LogicMark, LLC (“LogicMark”). For accounting purposes, NXT-ID is considered to be acquiring LogicMark in this transaction. The transaction will be accounted for under the acquisition method of accounting under existing U.S. generally accepted accounting principles, or GAAP, which are subject to change and interpretation. Under the acquisition method of accounting, management of NXT-ID have made a preliminary estimate of purchase price, calculated as described in Note 2 to these unaudited pro forma condensed combined financial statements. The net tangible and intangible assets acquired and liabilities assumed in connection with the transaction are at their estimated acquisition date fair values. The acquisition method of accounting is dependent upon certain valuations and other studies that have yet to progress to a stage where there is sufficient information for a definitive measurement. A final determination of these estimated fair values will be based on the actual net tangible and intangible assets of LogicMark that exist as of the date of completion of the transaction.

The unaudited pro forma condensed combined financial statements presented below are based upon the historical financial statements of NXT-ID and LogicMark, included in this proxy statement, adjusted to give effect to the acquisition of LogicMark by NXT-ID, for accounting purposes. The pro forma adjustments are described in the accompanying notes presented on the following pages.

The unaudited pro forma condensed combined balance sheet as of March 31, 2016 gives effect to the recently completed transaction as if it occurred on March 31, 2016 and combines the historical balance sheets of LogicMark and NXT-ID at March 31, 2016. The LogicMark balance sheet information was derived from its unaudited March 31, 2016 balance sheet. The NXT-ID balance sheet information was derived from its unaudited March 31, 2016 balance sheet included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2015 is presented as if the transaction was consummated on January 1, 2015, combines the historical results of LogicMark and NXT-ID for the year ended December 31, 2015 and reflects only ongoing continuing operations. The historical results of LogicMark were derived from its audited December 31, 2015 statement of operations. The historical results of NXT-ID were derived from its consolidated statement of operations included in its Annual Report on Form 10-K, for its year ended December 31, 2015.

The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2016 is presented as if the transaction was consummated on January 1, 2016, combines the historical results of LogicMark and NXT-ID for the three months ended March 31, 2016 and reflects only ongoing continuing operations. The historical results of LogicMark were derived from its unaudited three months ended March 31, 2016 statement of operations. The historical results of NXT-ID were derived from its unaudited consolidated statement of operations included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

These unaudited pro forma condensed combined financial statements have been prepared based on preliminary estimates of fair values. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma condensed combined financial data. Differences between these preliminary estimates and the final acquisition accounting will occur and these differences could have a material impact on the accompanying unaudited pro forma condensed combined financial statements and LogicMark’s future results of operations and financial position. The actual amounts recorded as of the completion of the transaction may differ materially from the information presented in these unaudited pro forma condensed combined financial statements as a result of:

●	the actual fair values of the intangible assets as well as the contingent consideration; and

●	other changes in the LogicMark net assets that occur prior to completion of the transaction, which could cause material differences in the information presented below.

F-1

UNAUDITED PROFORMA CONDENSED BALANCE SHEET

AS OF MARCH 31, 2016

	NXT-ID	LogicMark	Pro Forma Adjustments		Pro Forma Combined

Assets

Current Assets
Cash	121,491	2,922,544	1,550,000	A, B, E	4,594,035
Restricted cash	424,904	-			424,904
Accounts Receivable		461,790			461,790
Inventory	1,945,982	1,628,330			3,574,312
Prepaid expenses and other current assets	647,692	262,988			910,680
Total Current Assets	3,140,069	5,275,652	1,550,000		9,965,721

Property and equipment, net	328,500	150,752			479,252
Intangibles		13,098,741	7,744,990	B	20,843,731

Total Assets	3,468,569	18,525,145	9,294,990		31,288,704

Liabilities and Stockholders Equity

Current Liabilities
Accounts payable	1,384,632	502,222			1,886,854
Accrued expenses	427,586	367,913			795,499
Customer deposits	5,322	-			5,322
Short-term debt	400,000	1,484,694	1,015,306	A,B,E	2,900,000
Convertible notes payable, net	573,410	-			573,410
Total Current Liabilities	2,790,950	2,354,829	1,015,306		6,161,085

Long term debt,net	-	1,315,327	13,234,673	B	14,550,000
Contingent purchase consideration			4,500,000	B	4,500,000

Stockholders Equity
Preferred stock	-	-	4,500,000	A	4,500,000

Common stock	5,754	-			5,754
Members equity		14,854,989	(14,854,989)	B	-
Additional paid-in capital	27,990,434	-	900,000	B	28,890,434
Accumulated deficit	(27,318,569)	-	-		(27,318,569)

Total Stockholders Equity	677,619	14,854,989	(9,454,989)		6,077,619

Total Liabilities and Stockholders Equity	3,468,569	18,525,145	9,294,990		31,288,704

F-2

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2016

	Nxt-ID	LogicMark	Pro Forma Adjustments		Pro Forma Combined

Revenues	42,302	3,271,704	-		3,314,006
Cost of goods sold	75,155	1,018,314	-		1,093,469

Gross Profit (Loss)	(32,853)	2,253,390	-		2,220,537

Operating Expenses
Selling, Marketing, General and administrative	1,933,106	1,130,234	-		3,063,340
Research and development	361,324	-	-		361,324
Amortization of acquired intangibles			402,500	F, G	402,500

Total Operating Expenses	2,294,430	1,130,234	402,500		3,827,164

Operating Loss	(2,327,283)	1,123,156	(402,500)		(1,606,627)

Other Income and (Expense)
Interest income	23	-	-		23
Interest expense	(512,667)	(73,707)	(737,500)	C,E	(1,323,874)
Change in fair value of derivative liabilities	(2,299,020)	-	-		(2,299,020)
Loss on extinguishment of debt	(272,749)	-	-		(272,749)
Total Other (Expense) Income, Net	(3,084,413)	(73,707)	(737,500)		(3,895,620)

Net Loss	(5,411,696)	1,049,449	(1,140,000)		(5,502,247)

Net Loss Per Share Basic and Diluted	(0.11)				(0.11)

Weighted Average Number of Common Shares outstanding Basic and Diluted	50,836,172				50,836,172

F-3

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

	Nxt-ID	LogicMark	Pro Forma Adjustments		Pro Forma Combined

Revenues	616,854	11,085,341	-		11,702,195
Costs of goods sold	1,823,824	3,848,111	-		5,671,935

Gross Profit (Loss)	(1,206,970)	7,237,230	-		6,030,260

Operating Expenses
Selling, General and administrative and marketing	6,988,809	4,023,531	-		11,012,340
Research and development	2,728,518				2,728,518
Amortization of acquired intangibles	-	-	1,610,000	F, G	1,610,000

Total Operating Expenses	9,717,327	4,023,531	1,610,000		15,350,858

Operating Loss	(10,924,297)	3,213,699	(1,610,000)		(9,320,598)

Other Income and (Expense)
Interest income	727	-	-		727
Interest expense	(1,249,961)	(149,204)	(2,762,500)	D,E	(4,161,665)
Inducement expense	(755,000)	-	-		(755,000)
Loss on extinguishment of debt	(635,986)	-	-		(635,986)
Realized gain on change in fair value of derivative liabilities	47,242	-	-		47,242
Unrealized gain on change in fair value of derivative liabilities	444,728	-	-		444,728
Total Other Expense, Net	(2,148,250)	(149,204)	(2,762,500)		(5,059,954)

Loss before Income Taxes	(13,072,547)	3,064,495	(4,372,500)		(14,380,552)
Provision for Income Taxes	(4,307)	-	-		(4,307)

Net Loss	(13,076,854)	3,064,495	(4,372,500)		(14,384,859)

Net Loss Per Share - Basic and Diluted	$(0.48)				$(0.53)

Weighted Average Number of Common Shares Outstanding - Basic and Diluted	27,111,975				27,111,975

F-4

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1.	Basis of Presentation

On May 17, 2016, Nxt-ID, Inc. (the “Company”) entered into an Interest Purchase Agreement (the “Interest Purchase Agreement”) with LogicMark, LLC (“LogicMark”) and the holders of all of the membership interests (the “Interests”) of LogicMark (the “Sellers”), pursuant to which the Company will acquire all of the Interests from the Sellers (the “Transaction”). The purchase price to be paid to the Sellers in the Transaction is (i) $20,000,000 in cash and (ii) $300,000 of shares (787,402 shares) of the Company’s common stock (the “Signing Shares”). In addition, the Company may be required to pay the Sellers earn-out payments of (i) up to $1,500,000 for calendar year 2016 and (ii) up to $5,000,000 for calendar year 2017 if LogicMark meets certain gross profit targets set forth in the Interest Purchase Agreement. The Signing Shares were delivered upon signing the Interest Purchase Agreement and will be retained by the Sellers regardless of whether the Transaction closes.

Additionally, upon signing the Interest Purchase Agreement the Company issued warrants (the “Warrants”) to the Sellers to acquire an aggregate of up to $600,000 of shares (1,574,803 shares) of the Company’s common stock for no additional consideration. The Warrants were originally only exercisable if the Transaction did not close by June 30, 2016. Pursuant to the Amendment, the Warrants are now exercisable either (i) on July 22, 2016, if the Transaction does not close by that date or (ii) on the closing date of the Transaction.

On July 25, 2016, NXT-ID completed the acquisition of LogicMark.

2.	Purchase Price

The preliminary estimated total purchase price of the recently completed acquisition is as follows:

Cash paid at closing	$17,500,000
15% Seller Note	2,500,000

Contingent consideration estimated fair value	4,500,000
Fair value of shares and warrants issued	900,000

Total Preliminary Purchase consideration	$25,400,000

The estimated purchase price may change due to changes in the fair value of contingent consideration on the closing date.

Under the acquisition method of accounting, the total purchase price is allocated to the acquired tangible and intangible assets and assumed liabilities of LogicMark based on their estimated fair values as of the acquisition closing date. The excess of the purchase price over the fair value of assets acquired and liabilities assumed, if any, is allocated to goodwill.

A preliminary allocation of the total preliminary estimated purchase price, as shown above, to the acquired assets and assumed liabilities of LogicMark based on the estimated fair values as of March 31, 2016 is as follows (in thousands):

Preliminary Allocation of Purchase Price
Current assets	$5,275,652
Other assets	150,752
Intangible assets: Patents and Customer relationships	10,100,000
Goodwill	10,743,731
Assumed liabilities	(870,135)

Total	$25,400,000

F-5

The allocation of the estimated purchase price is preliminary because the final estimated fair value of contingent purchase price consideration is not yet finalized. The purchase price allocation will remain preliminary until NXT-ID management determines the fair values of assets acquired and liabilities assumed. The final determination of the purchase price allocation is anticipated to be completed as soon as practicable after completion of the acquisition and will be based on the fair values of the assets acquired and liabilities assumed as of the acquisition closing date. The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented in the unaudited pro forma condensed combined financial statements.

3.	Pro Forma and Acquisition Accounting Adjustments

The unaudited pro forma condensed combined financial statements include pro forma adjustments to give effect to certain significant capital transactions of NXT-ID occurring as a direct result of the recently completed acquisition, the acquisition of LogicMarck by NXT-ID for accounting purposes.

The pro forma adjustments are as follows:

(A)	To reflect $19.5 million of additional investment in NXT-ID.

Immediately prior to the effective time of the acquisition:

(i)	$15.0 million borrowing by NXT-ID in the form of 15% Frist Lien Term Loan; due 1 year from the date of closing and at the option of NXT-ID it can be renewed for two more years assuming certain covenants are met during the term.

(ii)	$4.5 million of additional investment in NXT-ID will result in the issuance of preferred shares of NXT-ID.

(B)	To reflect the elimination of the Members equity and accumulated deficit of LogicMark and to reflect the estimated fair value of LogicMark assets and liabilities at the close of the acquisition referred to in Note 2 above.

(C)	To reflect the accrual of interest expenses for the three months ended March 31, 2016 assuming both the 15% Term loan and 15% Seller Note were issued beginning of the year.

(D)	To reflect the accrual of interest expenses for the year ended December 31, 2015 assuming both the 15% Term Loan and 15% Seller Note were issued beginning of the year.

(E)	To reflect the 3% debt discount on 15% Term loan and related amortization expenses for the year ended March 31, 2016 and three months ended March 31, 2016.

(F)	To reflect the amortization of acquired definite-lived intangible asset Patents based on their preliminary estimate fair value and 10 year estimated useful life.

(G)	To reflect the amortization of acquired definite-lived intangible asset Customer Relationships based on their preliminary estimate fair value and 5 year estimated useful life.

F-6

ANNUAL MEETING OF STOCKHOLDERS OF

NXT-ID, INC.

August [*], 2016

Please mark, date, sign and mail your proxy card in the
envelope provided as soon as possible

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

1. Election of Directors

☐	FOR ALL NOMINEES
☐	Gino M. Pereira
☐	Major General David R. Gust, USA, Ret.
☐	Michael J. D’Almada-Remedios, PhD
☐	Daniel P. Sharkey
☐	Stanley E. Washington
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT

(See Instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the nominee you wish to withhold authority in the box below.

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may be submitted via this method.	☐

2. To approve a proposal to ratify the Board’s selection of MARCUM LLP as the Company’s independent auditors for the fiscal year ending December 31, 2016.

☐	FOR THE PROPOSAL
☐	AGAINST THE PROPOSAL
☐	ABSTAIN

3. To approve a proposal to authorize the Company’s board of directors to amend the Company’s Certificate of Incorporation, to effect a reverse stock split of our outstanding common stock in the sole discretion of our Board of Directors

☐	FOR THE PROPOSAL
☐	AGAINST THE PROPOSAL
☐	ABSTAIN

4. To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d).

☐	FOR THE PROPOSAL
☐	AGAINST THE PROPOSAL
☐	ABSTAIN

7. To approve the issuance of an aggregate of up to 3,125,000 shares of the Company’s Series A Convertible Preferred Stock in accordance with Nasdaq Marketplace Rule 5635(d).

☐	FOR THE PROPOSAL
☐	AGAINST THE PROPOSAL
☐	ABSTAIN

8. To approve the issuance of an aggregate of 4,500,000 shares of the Company’s Series B Convertible Preferred Stock, and warrants to purchase 5,625,000 shares of Common Stock in accordance with Nasdaq Marketplace Rule 5635(d).

☐	FOR THE PROPOSAL
☐	AGAINST THE PROPOSAL
☐	ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016, FOR AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK AT THE DISCRETION OF THE BOARD OF DIRECTORS, FOR THE APPROVAL OF THE ISSUANCE OF securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d), FOR the APPROVAL of the ISSUANCE of an aggregate of UP TO 3,125,000 shares of the Company’s Series A Convertible Preferred Stock in accordance with Nasdaq Marketplace Rule 5635(d), AND FOR the APPROVAL of the ISSUANCE of an aggregate of 4,500,000 shares of the Company’s Series B Convertible Preferred Stock and warrants to purchase 5,625,000 shares of common stock in accordance with Nasdaq Marketplace Rule 5635(d).

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON AUGUST [*], 2016 AT 9:00 A.M. (EASTERN TIME) AT 285 North Drive, Suite D, Melbourne, Florida 32904	☐

Signature of Stockholder _____________________ Date: __________ Signature of Stockholder _____________________ Date: __________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

EACH SHAREHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY
RETURN THE ENCLOSED PROXY.

NXT-ID, INC.

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

AUGUST [*], 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking all prior proxies, the undersigned, a shareholder of Nxt-ID, Inc. (the “Company”), hereby appoints Gino M. Pereira, as attorney-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Shareholders of the Company to be held on August [*], 2016, at 285 North Drive, Suite D, Melbourne, Florida 32904, at 9:00 am. Eastern Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER, 31, 2016, FOR AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING COMMON STOCK AT THE DISCRETION OF THE BOARD OF DIRECTORS, FOR THE APPROVAL OF THE ISSUANCE OF securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 25% below market price of our common stock in accordance with Nasdaq Marketplace Rule 5635(d), FOR THE APPROVAL OF THE ISSUANCE OF an aggregate of UP TO 3,125,000 shares of the Company’s Series A Convertible Preferred Stock, in accordance with Nasdaq Marketplace Rule 5635(d), FOR THE APPROVAL OF THE ISSUANCE OF an aggregate of 4,500,000 shares of the Company’s Series B Convertible Preferred Stock and warrants to purchase 5,625,000 shares of common stock, in accordance with Nasdaq Marketplace Rule 5635(d).

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS ON AUGUST [*], 2016 AT 9:00 A.M. (EASTERN TIME) AT 285 North Drive, Suite D, Melbourne, Florida 32904 ☐

To change the address on your account, please check the box at right and indicate your new address in the space above. ☐

(Continued and to be signed on Reverse Side)